UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04791

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2009

Date of reporting period: April 30, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

2

SEMI-ANNUAL REPORT

AllianceBernstein Municipal Income Fund

National Portfolio

California Portfolio

New York Portfolio

National Portfolio II (formerly Insured National Portfolio)

April 30, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 23, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund (the “Portfolios”) for the semi-annual reporting period ended April 30, 2009.

In September 2008, the Board of Directors (the “Directors”) of the Fund approved changes to certain investment policies of the Insured National Portfolio and the Insured California Portfolio and the renaming of the Portfolios. The Directors approved elimination of the Portfolios’ policy to invest at least 80% of their net assets in insured securities. Consistent with this change in policy, the Directors approved a proposal to rename the Portfolios “National Portfolio II” and “California Portfolio II”, respectively. In light of recent credit declines and downgrades of insurers, the Fund’s adviser, AllianceBernstein L.P. (the “Adviser”), advised the Directors that it believed that most insured securities no longer offer a higher credit-quality investment than uninsured securities. In addition, the supply of insured municipal securities has declined leading to reduced availability of these securities. The Adviser concluded that it could provide better investment opportunities for the Portfolios’ shareholders, through its evaluation of the credit quality of municipal securities, without being restricted to investments primarily in insured municipal securities.

The changes to the Portfolios’ names and non-fundamental policies did not require shareholder approval under the Investment Company Act of 1940,

as amended. The name and policy changes became effective on December 1, 2008.

The Directors also approved the elimination, effective September 24, 2008, of the Insured National Portfolio’s and the Insured California Portfolio’s non-fundamental policies relating to the ratings of insured securities, including that (i) no more than 25% of the Portfolios’ assets may be invested in securities covered by policies of insurers with a claims-paying ability rated below AA by Moody’s, S&P or Fitch and (ii) no insured security purchased by the Portfolios can be covered by a policy issued by an insurer with a claims-paying ability rated below A. The Adviser advised the Directors that these restrictions might unduly limit the Portfolios’ investment opportunities in light of recent and possible future downgrades of certain insurance companies. The Portfolios will continue to invest predominantly in investment-grade securities.

The Directors also approved, and recommended to shareholders for their approval, a proposal for the California Portfolio II to be acquired by the California Portfolio, the Portfolio’s uninsured counterpart. The shareholders of the California Portfolio II approved the acquisition at a Special Meeting of Shareholders held on December 12, 2008 and the acquisition took place on January 23, 2009. Both Portfolios pursue the same investment objective and very similar investment policies. The California Portfolio II differed from the California Portfolio in that it invested

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	1

principally in insured securities. Subsequent to the change in its policy discussed above, there is little difference between the Portfolios, except that the California Portfolio II invested principally in securities exempt from the federal alternative minimum tax (“AMT”) while California Portfolio may invest without limit in securities subject to the AMT. The California Portfolio does not currently invest a significant amount of its assets in AMT-subject municipal securities (approximately 10%) and the Adviser does not anticipate a significant increase in these investments. In addition, the Adviser believes that the higher after-tax distribution yields generated by the California Portfolio should offset the value to the California Portfolio II’s shareholders of investing in AMT-exempt municipal securities. Since the California Portfolio is a substantially larger fund than the California Portfolio II, with a lower expense ratio, both before and after the Adviser’s current expense waiver, it is anticipated that the acquisition should result in a significantly lower expense ratio for the California Portfolio II’s shareholders.

Recently, the Directors approved, and recommended to shareholders for their approval, a proposal for the National II Portfolio (“National II”) to be acquired by the National Portfolio (“National Portfolio”). The shareholders of National II, approved the acquisition at Special Meeting of Shareholders held on May 21, 2009 and it is expected to take place at the end of June 2009.

Both Portfolios pursue the same investment objective and very similar investment policies. National II differs from National Portfolio in that it invests principally in securities exempt from the federal alternative minimum tax (“AMT”) while National Portfolio may invest without limit in securities subject to the AMT. National Portfolio does not currently invest a significant amount of its assets in AMT-subject municipal securities (approximately 11%) and the Adviser does not anticipate a significant increase in these investments. In addition, the Adviser believes that the higher after-tax distribution yields generated by National Portfolio should more than offset the value to National II shareholders of investing in AMT-exempt municipal securities. Since National Portfolio is a substantially larger fund than National II, with a lower expense ratio, both before and after the Adviser’s current expense waiver, it is anticipated that the acquisition should result in a significantly lower expense ratio for National II shareholders.

The Directors also approved, and recommended to shareholders for their approval, a proposal for the Florida Portfolio of AllianceBernstein Municipal Income Fund II, Inc. to be acquired by National Portfolio. The shareholders of Florida Portfolio approved the acquisition on June 18, 2009 and it is expected to take place at the end of June 2009.

Both Portfolios pursued substantially the same investment objective and very similar investment policies of investing primarily in investment grade municipal securities with interest that is exempt from federal income tax. Florida Portfolio has an additional investment objective and policy of

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

achieving income exempt from Florida state taxation but Florida has repealed the relevant state taxation. As a result, the investment universe available to each Portfolio is the same. The Adviser anticipates that the acquisition will result in benefits to the shareholders of Florida Portfolio. As a general matter, since National Portfolio is a substantially larger fund than Florida Portfolio, with a lower expense ratio, both before and after the Adviser’s current expense waiver, it is anticipated that the acquisition should result in a lower expense ratio for Florida Portfolio’s shareholders.

Investment Objective and Policies

The investment objective of the four portfolios of this fund is to earn the highest level of current income, exempt from Federal taxation and, in the case of the State Portfolios, state taxation of the respective state that is available without assuming what the Adviser considers to be undue risk. Each Portfolio invests principally in high-yielding, predominantly investment-grade municipal securities. Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal Alternative Minimum Tax (“AMT”) for certain taxpayers, except for the National Portfolio II, which has a fundamental policy to invest at least 80% of its assets in municipal securities with interest that is exempt from federal income taxes, including the AMT.

Each of the Portfolios that invest in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The National Portfolio and National Portfolio II may invest 25% or more of their net assets in a single state.

Investment Results

The tables on pages 7-8 show performance for each Portfolio compared with its benchmark, the Barclays Capital Municipal Index, for the six- and 12-month periods ended April 30, 2009.

For both the six- and 12-month periods ended April 30, 2009, all of the Portfolios’ Class A shares without sales charges underperformed the benchmark, the Barclays Capital Municipal Index, which represents the US municipal market and posted returns of 8.20% and 3.11% for the respective time periods. Both the National and California Portfolios posted negative returns for the 12-month period.

The Portfolios’ weights in lower-credit quality bonds, across various sectors, compared with the benchmark’s detracted from relative performance as credit spreads widened and lower rated bonds underperformed. The Portfolios’ Municipal Bond Investment Team (the “Team”) focused new purchases on high credit quality bonds and generally avoided the longest maturity bonds. This was beneficial to the Portfolios’ performance during the six- and 12-month periods because higher-credit quality bonds outperformed lower-credit quality bonds and shorter-maturity bonds outperformed longer-maturity bonds.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	3

A more detailed description of the contribution to each Portfolio’s relative performance due to security and sector selection versus the benchmark for the six- and 12-month periods ended April 30, 2009 follows.

National Portfolio – The National Portfolio’s underperformance compared with the benchmark was primarily the result of security selection in the hospital and special tax sectors. Security selection in the airport sector was beneficial to the Portfolio’s performance. For the 12-month period, security selection in the education, hospital, special tax, transportation and housing sectors detracted from returns.

California Portfolio – The California Portfolio’s underperformance compared with the benchmark was primarily the result of security selection in the special tax, hospital and transportation sectors. The Portfolio’s relative overweight in the housing sector was beneficial to the Portfolio’s performance. For the 12-month period, security selection in the education, hospital, special tax, transportation and housing sectors detracted from returns.

New York Portfolio – The New York Portfolio’s underperformance compared with the benchmark was primarily the result of security selection in the hospital, special tax and industrial revenue bond sectors. The Portfolio’s relative overweight in the housing sector was beneficial to the Portfolio’s performance. For the 12-month period, security selection detracted in the airport, education, special tax and hospital sectors.

National II Portfolio – The National II Portfolio’s relative underperformance compared with the benchmark was partially the result of security selection within the special tax and education sectors. Security selection in the hospital sector was beneficial to performance. For the 12-month period, security selection detracted in the education and special tax sectors.

Market Review & Investment Strategy

The municipal bond market was not spared during the global financial crisis over the past twelve months. The prices of lower-credit-quality and long-term bonds fell sharply while short-term, high quality securities rallied. Investors’ flight to short-term, high quality assets was prompted by a sharply contracting economy and fears of an impending depression. In response, the credit markets virtually shut down following the collapse of Lehman Brothers last September. With consumers and many businesses reluctant to borrow, banks reluctant to lend and almost no activity in securitization markets, the flow of credit slowed to a trickle, further impeding economic activity. Economic growth plummeted in the fourth quarter, and continued to decline in early 2009.

The current crisis is as severe as any in modern history and it has elicited an unparalleled policy response in both developed and developing economies. In the US, a large fiscal stimulus package was passed that included $177 billion in aid to state and local governments. With respect to monetary policy, the US Federal Reserve

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

(the “Fed”) aggressively cut interest rates to a record-low target of 0%–0.25% from 4.25%. The Fed also said it would buy large amounts of Treasuries and agency and mortgage debt in order to reduce lending rates. Perhaps in response to these actions and better investor sentiment, there was some improvement in the credit markets during the first quarter of 2009, particularly the municipal bond market, as evidenced by the fact that longer-term and lower-credit-quality bonds prices rose.

The Portfolios provided positive absolute returns over the six-month period. The Portfolios benefited from the Team’s strategy of avoiding the longest maturity bonds, and focusing new purchases on predominantly high credit quality bonds. This positioning contributed to the Portfolios outpacing more aggressively positioned peers, but nonetheless the Portfolios underperformed their benchmark since the benchmark had less exposure to lower-rated bonds. While market conditions have improved in 2009 versus the second half of 2008, investors remained risk averse as evidenced by the fact that municipal bonds still yielded more than Treasuries, the difference between short- and long-term yields was still very wide by historical standards, and the extra yield for lower-rated bonds is still high by historical standards compared with AAA-rated bonds.

There is no doubt that municipalities faced severe fiscal difficulties. In the fourth quarter of 2008, overall state tax revenues fell 3.6% from a year earlier; corporate tax and sales tax revenues dropped particularly sharply.

Most states have been forced to use up their reserves, raise tax rates or impose new taxes, and cut spending. These measures would have been far more painful without the massive economic stimulus funds promised by the federal government. Although the federal money is very helpful, it will last only nine quarters. States that rely on temporary measures to close their budget gaps and waste the opportunity to restructure may find themselves in even more serious financial trouble when the federal aid expires. The Team will carefully monitor the actions of such states over the next year or so and adjust Portfolio holdings accordingly. At the same time, the Team sees many of these continuing dislocations as opportunities to add value to the Portfolios today.

As of April 30, 2009, the Portfolios’ percentages of net assets in insured bonds and in insured bonds that have been pre-refunded are as follows:

Portfolio	Insured Bonds	Pre-Refunded Insured Bonds
National	38.9%	1.4%
California	50.3%	8.2%
New York	40.0%	5.0%
National II	86.1%	38.8%

**	27.0% of the National II Portfolio’s insured bonds were insured by AMBAC.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The generally investment-grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	5

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Price fluctuation in the Portfolios’ securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolios to decline. The yield or value of the Portfolios’ investments in municipal securities may be affected by political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. Individual state municipal portfolios are non-diversified and are subject to geographic risk based on their narrow investment objectives. The Portfolios may invest in high yield bonds (i.e., “junk bonds”) which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade debt presents special risks, including credit risk. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED APRIL 30, 2009

	Returns
	6 Months	12 Months
National Portfolio
Class A	5.41%	-2.24%

Class B*	5.05%	-2.92%

Class C	5.16%	-2.82%

Advisor Class**	5.56%	-1.61%

Barclays Capital† Municipal Index	8.20%	3.11%

	Returns
	6 Months	12 Months
California Portfolio
Class A	5.62%	-0.16%

Class B*	5.37%	-0.84%

Class C	5.36%	-0.85%

Advisor Class**	5.78%	0.27%	†

Barclays Capital‡ Municipal Index	8.20%	3.11%

	Returns
	6 Months	12 Months
New York Portfolio
Class A	6.46%	1.01%

Class B*	6.10%	0.32%

Class C	5.98%	0.21%

Advisor Class**	6.50%	1.19%

Barclays Capital‡ Municipal Index	8.20%	3.11%

*       Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†    This return is since the share class’s inception on 8/6/08.

‡       Formerly Lehman Brothers.

See Historical Performance and Benchmark disclosures on page 6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED APRIL 30, 2009

	Returns
	6 Months	12 Months
National II Portfolio
Class A	3.95%	0.88%

Class B*	3.61%	0.29%

Class C	3.60%	0.17%

Barclays Capital† Municipal Index	8.20%	3.11%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information. † Formerly Lehman Brothers.

See Historical Performance and Benchmark disclosures on page 6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2009
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			4.48%	6.89%
1 Year	-2.24%	-6.43%
5 Years	2.96%	2.08%
10 Years	3.25%	2.80%

Class B Shares			3.98%	6.12%
1 Year	-2.92%	-5.72%
5 Years	2.26%	2.26%
10 Years(a)	2.83%	2.83%

Class C Shares			3.98%	6.12%
1 Year	-2.82%	-3.75%
5 Years	2.27%	2.27%
10 Years	2.56%	2.56%

Advisor Class Shares†			4.98%	7.66%
Since Inception*	-1.61%	-1.61%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.91%, 1.63%, 1.61% and 0.69% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Until January 1, 2009 contractual fee waivers and/or expense reimbursements limited the Portfolio’s annual operating expense ratios to 0.68%, 1.38%, 1.38% and 0.38% for Class A, Class B, Class C and Advisor Class, respectively. Effective January 1, 2009, contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expenses to 0.75%, 1.45%, 1.45% and 0.45% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2009.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class is listed above.

See Historical Performance disclosures on page 6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	9

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns

Class A Shares
1 Year	-7.07%
5 Years	1.20%
10 Years	2.63%

Class B Shares
1 Year	-6.42%
5 Years	1.39%
10 Years(a)	2.66%

Class C Shares
1 Year	-4.67%
5 Years	1.36%
10 Years	2.37%

Advisor Class Shares†
Since Inception*	-3.49%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class is listed above.

See Historical Performance disclosures on page 6.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2009
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			4.38%	7.51%
1 Year	-0.16%	-4.38%
5 Years	3.49%	2.60%
10 Years	3.79%	3.34%

Class B Shares			3.88%	6.65%
1 Year	-0.84%	-3.71%
5 Years	2.78%	2.78%
10 Years(a)	3.36%	3.36%

Class C Shares			3.88%	6.65%
1 Year	-0.85%	-1.81%
5 Years	2.77%	2.77%
10 Years	3.07%	3.07%

Advisor Class Shares†			4.87%	8.35%
Since Inception*	0.27%	0.27%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.85%, 1.55%, 1.55% and 0.55% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Until January 1, 2009, contractual fee waivers and/or expense reimbursements limited the Portfolio’s annual operating expense ratios to 0.77%, 1.47%, 1.47% and 0.47% for Class A, Class B, Class C and Advisor Class, respectively. Effective January 1, 2009, contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expenses to 0.75%, 1.45%, 1.45% and 0.45% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2009.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class is listed above.

See Historical Performance disclosures on page 6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	11

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns

Class A Shares
1 Year	-5.21%
5 Years	1.78%
10 Years	3.18%

Class B Shares
1 Year	-4.61%
5 Years	1.93%
10 Years(a)	3.18%

Class C Shares
1 Year	-2.73%
5 Years	1.93%
10 Years	2.89%

Advisor Class Shares†
Since Inception*	-1.59%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class is listed above.

See Historical Performance disclosures on page 6.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2009
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			3.82%	6.31%
1 Year	1.01%	-3.28%
5 Years	3.78%	2.88%
10 Years	4.04%	3.59%

Class B Shares			3.30%	5.45%
1 Year	0.32%	-2.58%
5 Years	3.07%	3.07%
10 Years(a)	3.58%	3.58%

Class C Shares			3.30%	5.45%
1 Year	0.21%	-0.76%
5 Years	3.04%	3.04%
10 Years	3.30%	3.30%

Advisor Class Shares†			4.29%	7.09%
Since Inception*	1.19%	1.19%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.88%, 1.60%, 1.58% and 0.49% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Until January 1, 2009, contractual fee waivers and/or expense reimbursements limited the Portfolio’s annual operating expense ratios to 0.58%, 1.28%, 1.28% and 0.28% for Class A, Class B, Class C and Advisor Class, respectively. Effective January 1, 2009, contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expenses to 0.75%, 1.45%, 1.45% and 0.45% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2009.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class is listed above.

See Historical Performance disclosures on page 6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	13

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns

Class A Shares
1 Year	-4.24%
5 Years	2.11%
10 Years	3.43%

Class B Shares
1 Year	-3.53%
5 Years	2.30%
10 Years(a)	3.42%

Class C Shares
1 Year	-1.73%
5 Years	2.29%
10 Years	3.13%

Advisor Class Shares†
Since Inception*	-0.67%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class is listed above.

See Historical Performance disclosures on page 6.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NATIONAL II PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2009
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			3.36%	5.17%
1 Year	0.88%	-3.37%
5 Years	3.45%	2.57%
10 Years	3.84%	3.40%

Class B Shares			2.82%	4.34%
1 Year	0.29%	-2.63%
5 Years	2.77%	2.77%
10 Years(a)	3.41%	3.41%

Class C Shares			2.82%	4.34%
1 Year	0.17%	-0.80%
5 Years	2.74%	2.74%
10 Years	3.12%	3.12%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.07%, 1.78% and 1.78% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.04%, 1.74% and 1.74% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2009.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	15

Historical Performance

NATIONAL II PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns

Class A Shares
1 Year	-4.22%
5 Years	1.59%
10 Years	3.25%

Class B Shares
1 Year	-3.47%
5 Years	1.80%
10 Years(a)	3.26%

Class C Shares
1 Year	-1.66%
5 Years	1.79%
10 Years	2.98%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on page 6.

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

National Portfolio

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period*
Class A
Actual	$1,000	$1,054.06	$3.72
Hypothetical (5% return before expenses)	$1,000	$1,021.17	$3.66
Class B
Actual	$1,000	$1,050.51	$7.27
Hypothetical (5% return before expenses)	$1,000	$1,017.70	$7.15
Class C
Actual	$1,000	$1,051.61	$7.27
Hypothetical (5% return before expenses)	$1,000	$1,017.70	$7.15
Advisor Class
Actual	$1,000	$1,055.57	$2.24
Hypothetical (5% return before expenses)	$1,000	$1,022.61	$2.21

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	17

Fund Expenses

FUND EXPENSES

(continued from previous page)

California Portfolio

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period*
Class A
Actual	$1,000	$1,056.21	$3.87
Hypothetical (5% return before expenses)	$1,000	$1,021.03	$3.81
Class B
Actual	$1,000	$1,053.69	$7.43
Hypothetical (5% return before expenses)	$1,000	$1,017.55	$7.30
Class C
Actual	$1,000	$1,053.64	$7.43
Hypothetical (5% return before expenses)	$1,000	$1,017.55	$7.30
Advisor Class
Actual	$1,000	$1,057.76	$2.35
Hypothetical (5% return before expenses)	$1,000	$1,022.51	$2.31

New York Portfolio

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period*
Class A
Actual	$1,000	$1,064.56	$3.58
Hypothetical (5% return before expenses)	$1,000	$1,021.32	$3.51
Class B
Actual	$1,000	$1,061.02	$7.10
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$6.95
Class C
Actual	$1,000	$1,059.79	$7.10
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$6.95
Advisor Class
Actual	$1,000	$1,064.98	$2.00
Hypothetical (5% return before expenses)	$1,000	$1,022.86	$1.96

National Portfolio II

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period*
Class A
Actual	$1,000	$1,039.55	$5.26
Hypothetical (5% return before expenses)	$1,000	$1,019.64	$5.21
Class B
Actual	$1,000	$1,036.06	$8.78
Hypothetical (5% return before expenses)	$1,000	$1,016.17	$8.70
Class C
Actual	$1,000	$1,035.98	$8.78
Hypothetical (5% return before expenses)	$1,000	$1,016.17	$8.70

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Fund Expenses

FUND EXPENSES

(continued from previous page)

*	Expenses are equal to the classes’ annualized expense ratios, shown in the table below, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Annaulized Expense Ratio
	National	National II	New York	California
Class A	0.73%	1.04%	0.70%	0.76%
Class B	1.43%	1.74%	1.39%	1.46%
Class C	1.43%	1.74%	1.39%	1.46%
Advisor Class	0.44%	0.00%	0.39%	0.46%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	19

Fund Expenses

BOND RATING SUMMARY*

April 30, 2009 (unaudited)

*	All data are as of April 30, 2009. Each Portfolio’s quality rating distribution is expressed as a percentage of the Portfolio’s total investments rated in particular rating categories by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by US Government Securities, have been rated AAA by the Adviser.

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Bond Rating Summary

BOND RATING SUMMARY*

April 30, 2009 (unaudited)

*	All data are as of April 30, 2009. Each Portfolio’s quality rating distribution is expressed as a percentage of the Portfolio’s total investments rated in particular rating categories by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by US Government Securities, have been rated AAA by the Adviser.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	21

Bond Rating Summary

NATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

April 30, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.4%
Long-Term Municipal Bonds – 92.9%
Alabama – 1.7%
Jefferson Cnty AL GO FSA Series 2004 5.50%, 1/01/21	$1,000	$895,940
Series 04A 5.25%, 1/01/18-1/01/23	3,900	2,317,662
Montgomery AL Bmc Spl Care Series 04C 5.25%, 11/15/29 (Prerefunded)	2,190	2,500,323
Univ of Alabama at Birmingham Hosp Series 08A 5.75%, 9/01/22(a)	3,000	2,991,450

		8,705,375

Arizona – 2.5%
Arizona Hlth Fac Auth (Phoenix Childrens Hospital) 1.63%, 2/01/42(b)	2,600	2,106,000
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	945	646,909
Estrella Mtn CFD AZ Desert Vlg 7.375%, 7/01/27	2,594	2,053,644
Phoenix AZ Civic Impt Corp (Phoenix AZ Wastewater) MBIA Series 04 5.00%, 7/01/23	1,750	1,810,095
Pima Cnty AZ IDA (Horizon Learning Ctr) Series 05 5.125%, 6/01/20	3,310	2,650,648
Queen Creek AZ Id # 1 5.00%, 1/01/26	1,300	1,030,289
Salt Verde Fin Corp Gas (Citigroup Inc) 5.25%, 12/01/23	2,560	2,048,231
Sundance AZ CFD #1 Series 02 7.75%, 7/01/22	575	486,151

		12,831,967

California – 2.2%
California GO 5.25%, 4/01/30	15	14,646
AMBAC 5.00%, 4/01/27	1,740	1,691,785

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chula Vista CA IDA (San Diego Gas & Elec Company) Series 96A 5.30%, 7/01/21	$4,000	$3,870,960
Manteca CA USD GO MBIA Series 01 Zero Coupon, 9/01/31	11,910	2,887,341
San Diego Cnty CA Wtr Auth (San Diego Cnty CA Wtr) FSA Series 08A 5.00%, 5/01/25	3,000	3,025,920

		11,490,652

Colorado – 1.5%
Colorado Ed Cul Fac Auth (Knowledge Quest Charter Sch) Series 05 6.50%, 5/01/36	490	357,382
Colorado HFA SFMR (Colorado HFA) Series 99A-2 6.45%, 4/01/30	470	487,691
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.25%, 6/01/19	1,500	1,398,555
Colorado Hlth Fac Auth (Parkview Medical Center) Series 04 5.00%, 9/01/25	690	588,860
Park Creek Met Dist CO Series 05 5.50%, 12/01/30	1,900	1,455,229
Pv Wtr & San Met Dist CO Series 06 Zero Coupon, 12/15/17	3,488	1,825,654
Todd Creek Farms Met Dist #1 CO (Todd Creek Farms Met Wtr COP) 6.125%, 12/01/22	1,210	844,229
Todd Creek Farms Met Dist #1 CO (Todd Creek Farms Met Wtr) Series 04 6.125%, 12/01/19	820	613,245

		7,570,845

Connecticut – 0.1%
Connecticut Hlth & Ed Fac Auth (Griffin Hospital) RADIAN Series 05B 5.00%, 7/01/23	750	679,740

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	23

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District Of Columbia – 4.3%
District of Columbia (Friendship Pub Charter Sch) ACA 5.00%, 6/01/26	$1,000	$610,980
District of Columbia (Income Tax Secured Rev. Bonds) 5.25%, 12/01/26	9,600	10,133,952
District of Columbia GO FSA Series 2007C 5.00%, 6/01/23	7,775	7,872,032
District of Columbia Wtr & Swr ASSURED GTY Series 2008A 5.00%, 10/01/23	3,220	3,415,776

		22,032,740

Florida – 8.2%
Beacon Tradeport CDD FL Series 02B 7.25%, 5/01/33	150	146,667
Bonnet Creek Resort CDD FL Series 02 7.25%, 5/01/18	2,000	1,728,700
Collier Cnty FL IDA (Allete) Series 96 6.50%, 10/01/25	705	653,408
Crossings at Fleming Is CDD FL Series 00C 7.05%, 5/01/15	1,375	1,286,546
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33	1,100	767,074
Series 02B 6.625%, 5/01/33	470	317,368
Herons Glen Rec Dist FL Series 99 6.00%, 5/01/29 (Prerefunded)	6,090	6,150,900
Indian Trace Dev Dist FL MBIA Series 05 5.00%, 5/01/22-5/01/23	1,800	1,674,654
Jacksonville FL EDC (Mayo Clinic Jacksonville) Series 01C 5.50%, 11/15/36	6,750	6,730,898
Lee Cnty FL HFA SFMR (Lee Cnty FL HFA) GNMA/FNMA Series 00A-1 7.20%, 3/01/33	70	71,863

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Marshall Creek CDD FL Series 02A 6.625%, 5/01/32	$1,645	$1,184,910
Miami Beach FL Hlth Fac Auth (MT Sinai Medical Center FL) Series 01A 6.80%, 11/15/31	3,500	2,256,870
Miami-Dade Cnty FL Ed Fac Auth (Univ of Miami FL) Series 08A 5.20%, 4/01/24	2,500	2,525,875
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	3,195	2,992,852
Orange Cnty FL HFA MFHR (Seminole Point Apts) Series 99L 5.80%, 6/01/32	4,990	3,708,668
Orlando FL Spl Assmt Conroy Rd Series 98A 5.80%, 5/01/26	3,250	2,724,182
Pasco Cnty FL HFA MFHR (Pasco Woods Apts) Series 99A 5.90%, 8/01/39	3,690	3,331,738
Pier Park CDD FL Series 02-1 7.15%, 5/01/34	3,245	2,538,823
Tara CDD FL Series 00A 7.15%, 5/01/31	1,715	1,361,573

		42,153,569

Illinois – 9.1%
Chicago IL Brd of Ed GO Series 07 5.00%, 12/01/24	15,000	15,313,950
Chicago IL GO Series 08A 5.25%, 1/01/23	10,000	10,510,200
Chicago IL HFA SFMR (Chicago IL HFA) GNMA/FNMA/FHLMC Series 98A 6.45%, 9/01/29	190	188,305
GNMA/FNMA/FHLMC Series 98C-1 6.30%, 9/01/29	145	147,546
GNMA/FNMA/FHLMC Series 99 A 6.35%, 10/01/30	220	225,086

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	25

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GNMA/FNMA/FHLMC Series 99C 7.05%, 10/01/30	$40	$40,381
Chicago IL O’hare Intl Arpt (O’hare Intl Arpt) XLCA Series 03B-1 5.25%, 1/01/34	3,400	3,259,206
Chicago IL Sa Lakeshore East Series 03 6.75%, 12/01/32	3,500	2,404,115
Chicago IL Sales Tax FSA Series 05 5.00%, 1/01/25	6,905	7,092,195
Chicago IL Tax Increment (Diversey/Narragansett Proj) 7.46%, 2/15/26	1,750	1,403,553
Gilberts IL SSA #1 Series 03 6.00%, 3/01/28	2,411	1,634,755
Hampshire IL SSA 5.80%, 3/01/26	1,595	1,069,049
Illinois Finance Auth (Illinois Institute of Technology) Series 06A 5.00%, 4/01/31	750	583,140
Manhattan SSA #2004-1 IL Series 05 5.875%, 3/01/28	1,667	1,125,258
Metro Pier & Expo Auth IL Spl Tax MBIA Series 02A 5.25%, 6/15/42	1,750	1,730,925

		46,727,664

Indiana – 0.6%
Hendricks Cnty IN GO 5.50%, 7/15/23	1,165	1,231,429
Indiana Dev Fin Auth (Inland Steel Company) Series 97 5.75%, 10/01/11	1,825	1,762,311

		2,993,740

Iowa – 0.0%
Coralville IA BANS Series 07C 5.00%, 6/01/18	140	136,116

Kansas – 0.1%
Lenexa KS Hlth Care Fac (Lakeview Village Inc) 5.25%, 5/15/22	870	632,220

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana – 3.5%
DE Soto Parish LA PCR (International Paper Company) Series A-2 5.00%, 10/01/12	$2,200	$2,164,338
Lafayette LA Communications XLCA 5.25%, 11/01/20-11/01/23	5,000	5,144,903
Louisiana Loc Govt CDA (Cargo Acquisition Group) Series 02 6.65%, 1/01/25	680	538,934
New Orleans LA GO MBIA Series 05 5.00%, 12/01/29	3,420	3,101,256
5.25%, 12/01/21	3,360	3,402,672
RADIAN 5.00%, 12/01/18-12/01/19	2,590	2,624,660
RADIAN Series A 5.00%, 12/01/22	1,060	1,047,619

		18,024,382

Maryland – 1.4%
Maryland CDA SFMR (Maryland CDA) Series 00A 6.10%, 7/01/38	6,285	6,292,982
Maryland Ind Dev Fin Auth (Medical Waste Assoc LP) Series 89 8.75%, 11/15/10(c)(d)	1,225	1,078,649

		7,371,631

Massachusetts – 3.3%
Massachusetts Dev Fin Agy (Seven Hills Foundation) RADIAN Series 99 5.15%, 9/01/28	6,035	4,050,933
Massachusetts GO Series 02C 5.25%, 11/01/30 (Prerefunded)	5,000	5,602,400
Massachusetts Port Auth Series 99D 6.00%, 7/01/29	7,500	7,336,425

		16,989,758

Michigan – 4.1%
Detroit MI Wtr Supply Sys FSA Series 2006A 5.00%, 7/01/24	7,005	6,648,585

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	27

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kent MI Hosp Fin Auth (Kent Metropolitan Hospital) Series 05A 5.75%, 7/01/25	$710	$516,305
Michigan HDA MFHR (Michigan HDA) AMBAC Series 97A 6.10%, 10/01/33	330	320,925
Michigan Hosp Fin Auth Series 01 5.625%, 11/15/36 (Prerefunded)	2,650	2,950,563
Michigan Hosp Fin Auth (Trinity Health Credit Group) Series 00A 6.00%, 12/01/27	4,515	4,728,063
Plymouth MI Ed Ctr Charter Sch Series 05 5.375%, 11/01/30	2,000	1,355,340
Saginaw MI Hosp Fin Auth (Covenant Medical Ctr) Series 00F 6.50%, 7/01/30	4,900	4,641,378

		21,161,159

Minnesota – 1.5%
Minneapolis-St Paul MN Intl Arpt FGIC Series 00B 6.00%, 1/01/21	3,520	3,543,302
Shakopee MN Hlthcare Fac (St Francis Reg Medical Ctr) Series 04 5.10%, 9/01/25	2,700	2,330,235
St. Paul MN Hsg & Redev Auth (Healtheast) Series 05 6.00%, 11/15/25	500	400,230
Western MN Mun Pwr Agy FSA 5.00%, 1/01/17	1,400	1,525,174

		7,798,941

Missouri – 2.5%
Kansas City MO IDA Arpt (Cargo Acquisition Group) Series 02 6.25%, 1/01/30	1,955	1,427,033
Kansas City MO Spl Oblig (Kansas City MO Lease – Dntn Arena) Series 08C 5.00%, 4/01/28	10,500	10,298,190

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Missouri Dev Finance Brd (Crackerneck Creek MO Tax Alloc) Series 05C 5.00%, 3/01/26	$1,000	$944,120
Riverside MO IDA (Riverside Horizons Proj) ACA Series 07A 5.00%, 5/01/27	370	294,720

		12,964,063

Nevada – 6.9%
Carson City NV Hosp (Carson Tahoe Hospital) RADIAN Series 03A 5.125%, 9/01/29	2,700	1,897,236
Clark Cnty NV Airport Pfc (Mccarran Airport Pfc) 5.25%, 7/01/18	9,090	9,708,938
Clark Cnty NV GO AMBAC Series 2006 5.00%, 11/01/23	6,000	5,939,040
Clark Cnty NV SD GO FGIC 5.00%, 6/15/22	5,720	5,801,682
Las Vegas NV Wtr Dist FGIC Series 05 5.00%, 6/01/27	5,000	5,023,200
Nevada Sys Hgr Ed (Univ of Nevada) AMBAC 5.00%, 7/01/25	6,985	7,131,126

		35,501,222

New Hampshire – 1.1%
New Hampshire Bus Fin Auth (Public Service New Hampshire) Series 93E 6.00%, 5/01/21	4,000	3,900,040
New Hampshire Hlth & Ed Fac Auth (Covenant Health Sys) Series 04 5.375%, 7/01/24	1,680	1,568,330

		5,468,370

New Jersey – 2.1%
Morris-Union NJ Jt Comm COP RADIAN Series 04 5.00%, 5/01/27	5,175	4,432,129

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	29

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey EDA (New Jersey Lease Sch Fac) Series 05 5.25%, 3/01/25	$6,200	$6,368,330

		10,800,459

New Mexico – 1.4%
Clayton NM Jail Proj CIFG 5.00%, 11/01/25-11/01/27	8,475	7,174,503

New York – 4.0%
Erie Cnty NY IDA (Buffalo NY SD GO) FSA Series 04 5.75%, 5/01/25-5/01/26	3,800	3,987,256
New York NY GO 5.25%, 9/01/23	5,000	5,228,350
Series 03A 5.50%, 8/01/21	5,000	5,210,200
Series 04G 5.00%, 12/01/23	895	908,434
Series 1 5.75%, 3/01/17	420	455,545
New York NY IDA (Lycee Francais) ACA Series 02C 6.80%, 6/01/28	2,500	2,362,400
New York St Dormitory Auth (Orange Regl Med Ctr) Series 2008 6.50%, 12/01/21	1,300	1,140,529
New York St HFA (New York St Pers Income Tax) FGIC Series 05A 5.00%, 9/15/25	1,200	1,240,536
New York St Liberty Corp (National Sports Museum Proj) 6.125%, 2/15/19(c)(d)	748	2,992

		20,536,242

North Carolina – 0.2%
Iredell Cnty NC COP (Iredell Cnty Sch Proj) FSA Series 08 5.25%, 6/01/22	720	798,876

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Dakota – 0.2%
Ward Cnty ND Hlth (Ward Cnty ND Hlth Care Fac) 5.125%, 7/01/18-7/01/20	$1,380	$1,162,484

Ohio – 2.9%
Cleveland OH Pub Pwr Sys FGIC Series 06A 5.00%, 11/15/18	2,335	2,460,623
Cuyahoga Cnty OH Port Auth (University Square Proj) Series 01 7.35%, 12/01/31	5,400	4,651,074
Franklin Cnty OH (Oclc Online Comp Lib Ctr Inc) Series 98A 5.20%, 10/01/20	1,200	1,200,096
Toledo-Lucas Cnty OH Port Auth (Csx Corporation Inc) Series 92 6.45%, 12/15/21	6,730	6,294,502

		14,606,295

Oregon – 0.8%
Forest Grove OR (Pacific Univ) RADIAN Series 05A 5.00%, 5/01/28	2,995	2,334,213
Oregon Hsg & Cmnty Svc SFMR (Oregon Hsg & Cmnty Svc) Series 02B 5.45%, 7/01/32	2,010	1,901,259

		4,235,472

Pennsylvania – 3.2%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	2,900	2,030,725
Ephrata Area SD PA GO FGIC Series 05 5.00%, 3/01/22 (Prerefunded)	2,565	2,961,446
Montgomery Cnty PA Hgr Ed Fac (Abington Memorial Hospital) Series 02A 5.125%, 6/01/32	2,000	1,671,700
Montgomery Cnty PA IDA (Whitemarsh CCRC) 6.00%, 2/01/21	620	421,346

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	31

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania IDA (Pennsylvania IDA Econ Dev) Series 08A 5.50%, 7/01/23	$3,940	$4,163,043
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 5.25%, 7/01/24	1,030	748,985
South Central Gen Auth PA MBIA Series 01 5.25%, 5/15/31 (Prerefunded)	3,115	3,398,683
5.25%, 5/15/31	685	716,846
Susquehanna PA Arpt Fac (Aero Harrisburg LLC) Series 99 5.50%, 1/01/24	500	352,035

		16,464,809

Puerto Rico – 1.6%
Puerto Rico GO 5.25%, 7/01/23	1,100	995,698
Series 01A 5.50%, 7/01/19	500	490,445
Series 03A 5.25%, 7/01/23	500	452,590
Series 04A 5.25%, 7/01/19	1,920	1,829,165
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	484,475
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	370	378,273
Univ of Puerto Rico Series 06Q 5.00%, 6/01/19-6/01/20	3,730	3,330,995

		7,961,641

South Carolina – 1.9%
Dorchester Cnty SC SD #2 Lease Series 06 5.00%, 12/01/30	1,500	1,451,865
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) ASSURED GTY Series 05 5.00%, 12/01/27	3,890	3,928,900
Series 05 5.00%, 12/01/30	335	278,120

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SCAGO Edl Facs Corp (Calhoun Sch Proj) RADIAN 5.00%, 12/01/21	$4,300	$4,148,124

		9,807,009

Tennessee – 0.2%
Sullivan Cnty TN Hlth & Hfb (Wellmont Hlth Sys Proj) Series 06C 5.00%, 9/01/22	1,265	853,445
5.25%, 9/01/26	275	175,241

		1,028,686

Texas – 11.6%
Bexar Cnty TX Hlth Fac Dev (Army Retirement Residence) 5.00%, 7/01/27	325	233,405
Camino Real Regl Mob Auth 5.00%, 2/15/21	3,000	3,009,900
Series 2008 5.00%, 8/15/21	1,790	1,794,386
Corpus Christi TX Gen Arpt FSA Series 00B 5.375%, 2/15/30	7,100	7,169,509
Dallas Fort Worth TX Intl Arpt FGIC Series 01 5.50%, 11/01/35	13,400	12,317,280
Ector Cnty TX ISD GO 5.25%, 8/15/27	160	167,142
El Paso Cnty TX Hosp Dist GO ASSURED GTY Series 2008A 5.00%, 8/15/23	5,000	5,245,600
Garza Cnty Pub Fac Corp (Garza Cnty TX Lease Corr Fac) 5.50%, 10/01/19	535	464,541
Grapevine TX Arpt Fac (Cargo Acquisition Group) 6.50%, 1/01/24	995	789,751
Guad Blanco River Auth TX MBIA Series 04A 5.00%, 8/15/24	1,440	1,464,696
Hidalgo Cnty TX Hlth Fac Svcs (Mission Hospital Inc) Series 05 5.00%, 8/15/14-8/15/19	730	644,187
Houston TX IDC Arpt Fac (Cargo Acquisition Group) Series 02 6.375%, 1/01/23	3,000	2,381,550

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	33

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Laredo TX ISD Lease AMBAC Series 04A 5.00%, 8/01/24	$1,000	$1,005,390
North Texas Hgr Ed Auth FSA Series 07 5.00%, 9/01/24	570	510,156
San Antonio TX Elec & Gas Series 08 5.00%, 2/01/26	6,830	7,084,008
San Antonio TX GO Series 02 5.00%, 2/01/22	3,060	3,173,036
Seguin Hgr Ed Fac Corp TX (Texas Lutheran Univ) Series 04 5.25%, 9/01/28	1,000	742,690
Texas Turnpike Auth (Texas Turnpike) AMBAC Series 02A 5.50%, 8/15/39	7,500	7,078,200
Tyler TX Hlth Fac Dev Corp Series 01 6.00%, 7/01/31 (Prerefunded)	3,900	4,396,353

		59,671,780

Utah – 0.6%
Intermountain Pwr Agy UT Series 2008A 5.25%, 7/01/23	2,750	2,792,845

Virgin Islands – 1.5%
Virgin Islands Pub Fin Auth (Virgin Islands PFA Gr Receipts) FSA Series 03 5.00%, 10/01/13-10/01/14	2,025	2,054,248
5.25%, 10/01/15-10/01/17	5,460	5,523,267

		7,577,515

Virginia – 0.8%
Arlington Cnty VA IDA Series 01 5.25%, 7/01/31 (Prerefunded)	1,000	1,093,850
Bell Creek CDA VA Series 03A 6.75%, 3/01/22	575	567,962
Broad Street CDA VA Series 03 7.50%, 6/01/33	3,000	2,310,300

		3,972,112

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington – 4.2%
Energy Northwest WA 5.00%, 7/01/24	$4,055	$4,197,695
Energy Northwest WA (Bonneville Power Admin) AMBAC 5.00%, 7/01/21	7,845	8,233,955
Spokane WA GO AMBAC 5.00%, 12/01/22	5,550	5,870,790
Tacoma WA Refuse Util XLCA Series 06 5.00%, 12/01/18	2,750	2,963,428

		21,265,868

Wisconsin – 1.1%
Milwaukee WI (Cargo Acquisition Group) Series 02 6.50%, 1/01/25	2,260	1,740,110
Wisconsin Hlth & Ed Fac Auth MBIA 5.25%, 8/15/20	3,400	2,702,558
Wisconsin Hlth & Ed Fac Auth (Bell Tower Residence) FHLB Series 05 5.00%, 7/01/25	1,270	1,170,457

		5,613,125

Total Long-Term Municipal Bonds (cost $511,871,681)		476,703,875

Short-Term Municipal Notes – 5.5%
Alaska – 0.3%
Valdez AK Marine Terminal (Exxon Mobil Corporation) 0.10%, 12/01/33(e)	1,300	1,300,000

Colorado – 1.5%
Colorado Ed Cul Fac Auth (Natl Jewish Fed Bd Prog) 0.45%, 5/01/38(e)	1,700	1,700,000
0.50%, 7/01/29-12/01/37(e)	3,200	3,200,000
Series A-14 0.45%, 1/01/39(e)	1,400	1,400,000
Colorado Ed Cul Fac Auth (YMCA) Series 2008 0.45%, 10/01/38(e)	900	900,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	35

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado Hlth Fac Auth (Exempla Inc) 0.41%, 1/01/39(e)	$600	$600,000

		7,800,000

Connecticut – 0.2%
Connecticut Hlth & Ed Fac Auth (Greater Hartford YMCA) 0.45%, 7/01/38(e)	1,000	1,000,000

District Of Columbia – 0.6%
District of Columbia (American Univ) Series 2008 0.45%, 10/01/38(e)	2,800	2,800,000

Florida – 0.8%
Broward Cnty FL Edl Facs Auth (Nova Southeastern Univ) Series 2008A 0.45%, 4/01/38(e)	1,300	1,300,000
Jacksonville FL Hlth Fac (Baptist Medical Center) 0.45%, 8/15/34(e)	2,900	2,900,000

		4,200,000

Kentucky – 0.3%
Kentucky Econ Dev Fin Auth (Baptist Healthcare Sys) Series 2009 0.35%, 8/15/38(e)	1,000	1,000,000
Trimble Cnty KY Leasing (Kentucky Assn of Cntys Leasing Trust) Series 2008A 0.45%, 12/01/38(e)	500	500,000

		1,500,000

Ohio – 0.6%
Allen Cnty OH Hosp (Catholic Healthcare Partners) Series A 0.45%, 10/01/31(e)	3,000	3,000,000
Ohio Hgr Edl Fac Commn (Case Western Reserve Univ) Series 2008B-2 0.45%, 12/01/44(e)	200	200,000

		3,200,000

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tennessee – 0.2%
Clarksville TN Pub Bldg Auth (Met Govt Nashville Dav TN) Series 2008 0.45%, 7/01/26(e)	$1,000	$1,000,000

Texas – 0.9%
Dallas Performing Arts Cult Fac Corp (Dallas Ctr for The Performing Arts Fndtn) Series 2008A 0.45%, 9/01/41(e)	1,900	1,900,000
Harris Cnty TX Cult Ed Fac Fin Corp (YMCA of Grtr Houston Area) Series 2008C 0.50%, 6/01/38(e)	600	600,000
Lubbock Hlth Fac Dev Corp./TX 0.40%, 7/01/23(e)	2,300	2,300,000

		4,800,000

Virginia - 0.1%
Norfolk VA Redev & Hsg Auth (Old Dominion Univ Real Estate Fndtn) Series 2008 0.45%, 8/01/33(e)	500	500,000

Total Short-Term Municipal Notes (cost $28,100,000)		28,100,000

Total Investments – 98.4% (cost $539,971,681)		504,803,875
Other assets less liabilities – 1.6%		8,017,301

Net Assets – 100.0%		$512,821,176

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$3,205	2/12/12	SIFMA	*	3.548%	$209,652

(a)	Variable rate coupon, rate shown as of April 30, 2009.

(b)	Floating Rate Security. Stated interest rate was in effect at April 30, 2009.

(c)	Illiquid security.

(d)	Security is in default and is non-income producing.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	37

National Portfolio—Portfolio of Investments

(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of April 30, 2009, the Portfolio held 38.9% of net assets in insured bonds (of this amount 1.4% represents the Portfolio’s holding in pre-refunded insured bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AMBAC – Ambac Assurance Corporation

ASSURED GTY – Assured Guaranty Ltd.

BAN – Bond Anticipation Note

CCRC – Congregate Care Retirement Center

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

EDA – Economic Development Agency

EDC – Economic Development Corporation

FGIC – Financial Guaranty Insurance Company

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

GO – General Obligation

HDA – Housing Development Authority

HFA – Housing Finance Authority

IDC – Industrial Development Corporation

IDA – Industrial Development Authority/Agency

ISD – Independent School District

MBIA – MBIA Insurance Corporation

MFHR – Multi-Family Housing Revenue

PCR – Pollution Control Revenue Bond

RADIAN – Radian Asset Assurance Inc.

SD – School District

SFMR – Single Family Mortgage Revenue

SSA – Special Services Area

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

CALIFORNIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

April 30, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.3%
Long-Term Municipal Bonds – 99.0%
California – 95.3%
Acalanes CA UHSD GO FSA Series 05B 5.25%, 8/01/24	$5,000	$5,316,200
Banning CA Util Auth Wtr FGIC Series 05 5.25%, 11/01/30	8,405	7,842,790
Bay Area Infra Fin Auth (California St Acceleration Nts) FGIC 5.00%, 8/01/17	6,000	5,967,540
Beaumont CA Fing Auth AMBAC Series C 5.00%, 9/01/26	3,305	3,073,121
Butte-Glenn CCD CA GO MBIA Series 05B 5.00%, 8/01/25	3,620	3,662,245
California Dept Vets Aff SFMR AMBAC Series 02A 5.35%, 12/01/27	22,320	22,429,145
California Dept Wtr Res Wtr 5.00%, 12/01/24	5,000	5,322,300
California Ed Fac Auth (California Clg of Arts) Series 01 5.875%, 6/01/30	2,200	1,662,320
California Ed Fac Auth (Univ of The Pacific) 5.00%, 11/01/21	990	984,545
Series 04 5.00%, 11/01/20	1,000	1,012,430
5.25%, 5/01/34	1,000	907,350
California GO 5.00%, 8/01/22-2/01/32	21,600	20,828,172
5.125%, 6/01/31 (Prerefunded)	1,710	1,858,719
5.125%, 6/01/31	20	19,072
5.25%, 2/01/30 (Prerefunded)	45	49,921
5.25%, 2/01/30-4/01/30	10,475	10,228,417
5.30%, 4/01/29 (Prerefunded)(a)	6,395	7,444,547
5.30%, 4/01/29	5	4,939
MBIA 5.00%, 6/01/18	5,000	5,345,450
MBIA-IBC Series 03 5.25%, 2/01/16	2,050	2,174,599
MBIA Series 02 5.00%, 2/01/32 (Prerefunded)	3,500	3,859,240

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	39

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 03 5.25%, 2/01/24	$3,500	$3,523,485
California HFA MFHR (California HFA) AMBAC Series 95A 6.25%, 2/01/37	1,235	1,235,914
California HFA SFMR (California HFA) Series 99A-2 5.25%, 8/01/26	1,705	1,482,463
California Hlth Fac Fin Auth (Catholic Healthcare West) Series G 5.50%, 7/01/25	2,000	1,895,240
California Hlth Fac Fin Auth (Cottage Healthcare Sys) MBIA Series 03B 5.00%, 11/01/23	2,500	2,390,950
California Hlth Fac Fin Auth (Lucile Packard Children’s Hosp) AMBAC Series 03C 5.00%, 8/15/21	3,365	3,450,639
California Infra & Eco Dev Bk (Kaiser Permanente) Series 01A 5.55%, 8/01/31	18,000	17,095,320
California Poll Cntl Fin Auth (Pacific Gas & Electric Company) MBIA Series 96A 5.35%, 12/01/16	15,500	15,766,445
California Poll Cntl Fin Auth (Southern CA Edison Company) MBIA Series 99C 5.55%, 9/01/31	7,950	6,626,722
California Poll Cntl Fin Auth (Tracy Material Recovery) ACA Series 99A 5.70%, 8/01/14	3,670	3,438,863
California Pub Wks Brd (CA Lease Mental Hlth Coalinga) Series 04A 5.50%, 6/01/22-6/01/23	6,790	6,847,109
California Pub Wks Brd (CA Lease Richmond Lab) XLCA Series 05B 5.00%, 11/01/30	4,270	3,707,855

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Pub Wks Brd (CA Lease Uc Institute Proj) Series 05C 5.00%, 4/01/23	$3,130	$3,205,339
California Pub Wks Brd (CA Lease Univ of California) Series 04F 5.00%, 11/01/26	8,065	8,084,114
California Rural Home Mtg GNMA/FNMA Series 00B 6.25%, 12/01/31	70	70,497
GNMA/FNMA Series 00D 6.00%, 12/01/31	220	221,300
GNMA/FNMA Series 99A 5.40%, 12/01/30	290	282,422
MBIA Series 99A 5.40%, 12/01/30	720	701,186
California State Univ AMBAC Series A 5.00%, 11/01/19	6,025	6,362,762
FGIC Series 03A 5.00%, 11/01/22	6,000	6,117,180
California Statewide CDA Series 00 7.25%, 10/01/30 (Prerefunded)	7,610	7,972,921
California Statewide CDA (Saint Mark’s School) Series 01 6.75%, 6/01/28	2,400	2,275,824
California Statewide CDA (San Diego Space & Sci Fdtn) Series 96 7.50%, 12/01/16	2,055	2,053,233
California Statewide CDA (Wildwood Elementary School) Series 01 7.00%, 11/01/29	3,765	3,042,384
California Statewide CDA MFHR (Highland Creek Apts) FNMA Series 01K 5.40%, 4/01/34	5,745	5,805,150
California Statewide CDA MFHR (Santa Paula Village Apts) FNMA Series 98D 5.43%, 5/01/28	2,065	2,036,131

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	41

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Capistrano CA USD GO FGIC Series 00A 6.00%, 8/01/24	$1,550	$1,583,961
FSA Series 01B Zero Coupon, 8/01/25	8,000	3,372,800
Castaic Lake CA Wtr Agy AMBAC Series 04A 5.00%, 8/01/16-8/01/18	4,325	4,516,883
MBIA Series 01A 5.20%, 8/01/30	1,625	1,616,599
Chino CA Redev Agy Tax Alloc (Chino CA Redev Proj Area B) AMBAC Series 01B 5.25%, 9/01/30	5,090	4,159,090
Chino Hills CA CFD #10 (Chino Hls CA CFD #10 Fairfield) Series 00 6.95%, 9/01/30	5,200	4,732,208
Coachella Valley CA USD COP AMBAC 5.00%, 9/01/23	2,500	2,326,125
Commerce CA Jt Pwrs Fin Auth (Commerce CA Lease Cmnty Ctr) XLCA Series 04 5.00%, 10/01/34	2,015	1,448,987
Corona CA CFD #97-2 (Corona CA CFD #97-2 Eagle Glen) Series 98 5.875%, 9/01/23	5,795	4,708,843
E CA Mun Wtr Dist CFD #2001-01A Series 02 6.40%, 9/01/32	3,610	2,849,409
East Palo Alto CA Pub Fin Auth (Univ Circle Gateway/101 Proj) RADIAN Series 05A 5.00%, 10/01/25	5,070	3,723,104
El Centro CA Fin Auth (El Centro Reg Med Center) Series 01 5.375%, 3/01/26	18,000	16,768,260
Encinitas Ranch CA Golf Auth Series 04 5.50%, 9/01/23-9/01/24	1,110	889,513
5.60%, 9/01/26	1,000	783,230

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fontana CA CFD #11 (Fontana CA CFD #11 Hertg W End) Series B 6.50%, 9/01/28	$8,390	$6,909,165
Fontana CA Pub Fin Auth (North Fontana CA Redev Area) AMBAC Series 03A 5.50%, 9/01/32	5,200	4,879,316
Franklin-Mckinley USD CA GO FSA Series 02B 5.00%, 8/01/27 (Prerefunded)	700	802,725
Fremont CA USD GO FSA Series 05B 5.00%, 8/01/26	1,745	1,787,107
Fresno CA Jt Pwrs Fin Auth (Fresno CA Lease Cap Proj) XLCA Series 04A 5.25%, 10/01/21-10/01/24	3,425	3,376,703
5.375%, 10/01/17	1,315	1,380,540
Fullerton CA Redev Agy RADIAN 5.00%, 4/01/21	3,250	3,060,460
Gilroy CA USD GO FGIC 5.00%, 8/01/27	1,500	1,491,015
Golden St Tobacco Sec CA RADIAN Series 03 5.50%, 6/01/43 (Prerefunded)	1,400	1,576,652
Huntington Pk CA Pub Fin Auth (Huntington Pk CA Tax Alloc) FSA Series 04A 5.25%, 9/01/17	1,000	1,067,560
Jurupa CA USD GO FGIC Series 04 5.00%, 8/01/22	1,340	1,359,819
Kaweah Delta CA Hlthcare Dist MBIA Series 04 5.25%, 8/01/25-8/01/26	3,780	3,810,164
LA Verne CA CFD #88-1 Series 98 5.875%, 3/01/14	3,390	3,213,517
Lammersville CA SD CFD #2002 Series 02 6.375%, 9/01/32	4,250	3,513,093
Lancaster CA Redev Agy (Lancaster CA Redev Tax Incr) XLCA Series 04 5.00%, 12/01/23	2,995	2,703,946

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	43

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series 05A 5.00%, 12/01/23	$2,000	$1,567,200
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) AMBAC Series 01 5.25%, 11/01/30	6,500	5,421,780
Los Angeles CA Cmnty Redev Agy (Los Angeles CA Cra Bunker Hill) Series 04L 5.00%, 3/01/17	2,565	2,454,551
5.10%, 3/01/19	1,350	1,237,032
Los Angeles CA Dept W&P Pwr AMBAC 5.00%, 7/01/24	5,250	5,467,245
MBIA Series 01A 5.00%, 7/01/24	6,400	6,372,672
Los Angeles CA MFHR (Park Plaza West Apts) GNMA 5.50%, 1/20/43	5,000	4,939,050
Los Angeles CA USD GO AMBAC Series B 5.00%, 7/01/19-7/01/21	13,685	14,507,869
Los Angeles Cnty CA Met Trnsp FGIC Series 00A 5.25%, 7/01/30 (Prerefunded)	2,750	2,928,310
Manteca CA USD GO FSA Series 04 5.25%, 8/01/22 (Prerefunded)	1,390	1,629,441
Marin CA Muni Wtr Dist AMBAC Series 04 5.25%, 7/01/20	3,040	3,054,774
Murrieta Vly CA USD GO FSA Series 05B 5.125%, 9/01/29	1,500	1,484,025
Norco CA Redev Agy (Norco CA Redev Agy Proj #1) AMBAC Series 05 5.00%, 3/01/26	1,900	1,791,339
RADIAN Series 04 5.00%, 3/01/24	3,060	2,255,893
Oakland CA USD GO FGIC 5.00%, 8/01/22	8,975	8,753,766

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBIA Series 05 5.00%, 8/01/25	$7,455	$6,877,759
Ontario CA AD #107 (Ontario CA AD #107 CA Comm Ctr) 7.70%, 9/02/10	1,695	1,679,253
Ontario CA COP MBIA Series 04 5.25%, 7/01/21	1,700	1,777,061
Orange Cnty CA CFD #99-1 Series 99A 6.70%, 8/15/29 (Prerefunded)	3,000	3,108,840
Orange Cnty CA COP AMBAC 6.00%, 6/01/21 (Prerefunded)	1,000	1,195,350
Palm Springs CA COP Series 91B Zero Coupon, 4/15/21	37,500	23,892,000
Palmdale CA Wtr Dist FGIC Series 04 5.00%, 10/01/24	1,775	1,800,933
Pittsburg CA Redev Agy (Los Medanos Cmnty Dev Proj) MBIA Series 03A 5.00%, 8/01/21	6,410	5,928,930
Placentia-Yorba Linda CA USD GO (Placentia-Yorba Linda USD CA GO) FGIC Series 06 5.00%, 10/01/27	4,200	4,150,020
Port of Oakland CA FGIC Series 02L 5.375%, 11/01/27	2,500	2,177,500
Poway CA Redev Agy (Poway CA Redev Spl Tax Paguay) AMBAC Series 01 5.375%, 12/15/31	5,810	4,831,073
Rancho Cordova CA COP XLCA Series 05 5.00%, 2/01/24 (Prerefunded)	2,645	3,040,613
Rancho Etiwanda CFD #1 CA Series 01 6.40%, 9/01/31 (Prerefunded)	11,080	11,828,565
Redding CA Elec Sys COP MBIA Series 92A 10.091%, 7/01/22(b)(c)	1,550	1,944,165
Riverside CA CCD GO MBIA Series 04A 5.25%, 8/01/25-8/01/26 (Prerefunded)	1,980	2,315,669

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	45

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBIA Series C 5.00%, 8/01/25	$1,720	$1,774,954
Riverside Cnty CA CFD #89-1 Series 00 6.50%, 9/01/25 (Prerefunded)	3,390	3,516,786
Riverside Cnty CA PFA (Riverside Cnty CA Tax Alloc) XLCA Series 04 5.00%, 10/01/23	1,955	1,648,769
Riverside Cnty CA Pub Fin Auth (Riverside Cnty CA Tax Alloc) XLCA Series 04 5.00%, 10/01/35	2,475	1,759,725
Riverside Cnty CA Redev Agy AMBAC Series 01 5.125%, 10/01/35 (Prerefunded)	2,500	2,794,575
5.25%, 10/01/35 (Prerefunded)	5,000	5,604,000
Rocklin CA USD CFD #1 MBIA Series 04 5.00%, 9/01/25	1,000	888,610
Roseville CA CFD #1 Series 99-A 5.80%, 9/01/17	6,630	5,957,519
Roseville CA HSD GO (Roseville CA gt UHSD GO) Series 01E 5.25%, 8/01/26	2,435	2,481,947
Sacramento CA CFD #97-01 Series 00B 7.25%, 9/01/30 (Prerefunded)	5,375	5,600,750
Sacramento CA Mun Util Dist (Sacramento CA Muni Util Dist) MBIA Series 03S 5.00%, 11/15/17	5,000	5,262,250
MBIA Series 04R-289-2 5.00%, 8/15/17	10,000	10,497,300
Sacramento CA USD GO FSA Series 04D 5.25%, 7/01/21-7/01/23	8,525	8,967,426
Sacramento Cnty CA Hsg Auth MFHR (Cottage Estates Apts) FNMA Series 00B 6.00%, 2/01/33	5,300	5,351,251
Sacramento Cnty CA Hsg Auth MFHR (Verandas Apts) FNMA Series 00H 5.70%, 3/01/34	2,875	2,906,941

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Bernardino CA SFMR GNMA/FNMA Series 01-A1 6.35%, 7/01/34	$455	$457,684
San Bernardino Cnty CA CFD #2002-1 Series 02-1 5.90%, 9/01/33	4,750	3,927,965
San Diego CA Hsg Auth MFHR GNMA/FNMA Series 98C 5.25%, 1/20/40	6,105	5,674,964
San Diego CA Hsg Auth MFHR (Vista LA Rosa Apts) GNMA Series 00A 6.00%, 7/20/41	10,230	10,309,794
San Diego CA USD GO MBIA Series 04E-1 5.00%, 7/01/23-7/01/24	3,240	3,412,019
San Diego Cnty CA COP (San Diego Cnty CA COP Bishop) Series 04A 5.50%, 9/01/44	5,000	4,648,250
San Diego Cnty CA Wtr Auth COP FSA 5.00%, 5/01/27	3,500	3,499,965
San Francisco CA State Univ ACA Series 99 5.25%, 7/01/32 (Prerefunded)	16,650	16,939,044
San Francisco City/Cnty CA Arpt Commn (SFO Fuel CO LLC) FSA Series 00A 6.125%, 1/01/27	1,480	1,405,822
San Joaquin Hls Trnsp Corr CA (San Joaquin Hills Toll Road CA) MBIA Series A Zero Coupon, 1/15/36	47,415	5,024,568
Series 93 Zero Coupon, 1/01/20	20,000	13,338,600
Zero Coupon, 1/01/21	20,000	12,638,000
0.01%, 1/01/23	25,000	14,046,500
San Jose CA Redev Agy (San Jose CA Redev Merged Proj) MBIA Series 04A 5.25%, 8/01/19	5,000	5,013,200
San Mateo Cnty CA CCD COP MBIA Series 04 5.25%, 10/01/20 (Prerefunded)	2,870	3,363,267

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	47

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Santa Ana CA USD GO Series 2008A 5.25%, 8/01/28	$5,400	$5,380,128
Santa Margarita CA WD CFD #99-1 6.25%, 9/01/29 (Prerefunded)	3,130	3,248,220
6.25%, 9/01/29	8,420	7,773,933
Semitropic W1D Dist CA XLCA Series 04A 5.50%, 12/01/23	1,640	1,584,142
South Gate CA Pub Fin Auth (South Gate CA Tax Alloc) XLCA Series 02 5.125%, 9/01/24	1,800	1,578,042
Southern CA Pub Pwr Auth 5.00%, 7/01/23	3,200	3,336,736
Southwestern CA CCD GO MBIA Series 05 5.00%, 8/01/24	1,000	1,029,010
Stockton CA Pub Fin Auth (Stockton CA Redev Projs) RADIAN Series 06A 5.00%, 9/01/17-9/01/21	5,060	4,932,753
Tejon Ranch CA Pub Fac Fin CFD #1 Series 00A 7.20%, 9/01/30	9,850	8,764,530
Series 03 6.125%, 9/01/27	1,000	767,620
6.20%, 9/01/33	2,375	1,843,879
Torrance CA COP (Torrance CA COP Pub Impt) AMBAC Series 05B 5.00%, 6/01/24	3,365	3,419,076
Univ of California FGIC Series 01M 5.125%, 9/01/30 (Prerefunded)	12,270	12,581,044
FSA Series 05B 5.00%, 5/15/24	5,000	5,124,850
Series K 5.00%, 5/15/21	5,525	5,857,052
West Contra Costa CA Hlth Dist AMBAC Series 04 5.375%, 7/01/21-7/01/24	4,720	4,762,135
West Kern Cnty CA Wtr Series 01 5.625%, 6/01/31 (Prerefunded)	3,000	3,186,300

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Westminster CA Redev Agy MFHR (Rose Garden Apts) Series 93A 6.75%, 8/01/24	$4,300	$4,310,148

		708,700,025

Arizona – 0.1%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	1,325	907,042

Florida – 0.2%
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33	1,535	1,070,417
Series 02B 6.625%, 5/01/33	655	442,288

		1,512,705

Nevada – 0.3%
Henderson NV LID #t-14 FSA Series A 5.00%, 3/01/22	2,615	2,317,884

Puerto Rico – 3.1%
Puerto Rico Conv Ctr Dist Auth (Puerto Rico Hotel Occupancy Tax) AMBAC Series A 5.00%, 7/01/17	10,730	9,792,735
Puerto Rico GO 5.25%, 7/01/23	3,000	2,715,540
Series 01A 5.50%, 7/01/19	1,880	1,844,073
Series 03A 5.25%, 7/01/23	800	724,144
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	484,475
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	295	301,596
Univ of Puerto Rico 5.00%, 6/01/18	4,930	4,587,069
Series 06Q 5.00%, 6/01/19	2,490	2,238,236

		22,687,868

Total Long-Term Municipal Bonds (cost $742,856,656)		736,125,524

SHORT-TERM MUNICIPAL NOTES – 0.3%
California – 0.3%
California Ed Fac Auth (Chapman Univ) 0.40%, 10/01/36(d)	300	300,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	49

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Infra & Eco Dev Bk (Rand Corporation) 0.40%, 4/01/42(d)	$700	$700,000
California Statewide CDA (North Peninsula Jewish Campus) 0.40%, 7/01/34(d)	1,345	1,345,000

Total Short-Term Municipal Notes (cost $2,345,000)		2,345,000

Total Investments – 99.3% (cost $745,201,656)		738,470,524
Other assets less liabilities – 0.7%		4,989,851

Net Assets – 100.0%		$743,460,375

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Citigroup	$6,500	1/25/26	SIFMA	*	4.108%		$841,671
Merrill Lynch	2,800	10/01/16	SIFMA	*	4.147%		326,660
Merrill Lynch	3,100	10/21/16	SIFMA	*	4.128%		352,375
Merrill Lynch	14,500	7/30/26	4.090%		SIFMA	*	(1,864,390)
Merrill Lynch	10,200	8/09/26	4.063%		SIFMA	*	(1,349,615)
Merrill Lynch	15,000	11/15/26	4.377%		SIFMA	*	(2,621,597)

(a)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(b)	Variable rate coupon, rate shown as of April 30, 2009.

(c)	Inverse Floater Security – Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of April 30, 2009, the Portfolio held 50.3% of net assets in insured bonds (of this amount 8.2% represents the Portfolio’s holding in pre-refunded insured bonds).

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

Glossary:

ACA – ACA Financial Guaranty Corporation

AD – Assessment District

AMBAC – Ambac Assurance Corporation

CCD – Community College District

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

FGIC – Financial Guaranty Insurance Company

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

GO – General Obligation

HFA – Housing Finance Authority

HSD – High School District

LID – Local Improvement District

MBIA – MBIA Insurance Corporation

MFHR – Multi-Family Housing Revenue

RADIAN – Radian Asset Assurance Inc.

SD – School District

SFMR – Single Family Mortgage Revenue

UHSD – Unified/Union High School District

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	51

California Portfolio—Portfolio of Investments

NEW YORK PORTFOLIO

PORTFOLIO OF INVESTMENTS

April 30, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.3%
Long-Term Municipal Bonds – 94.1%
New York – 82.2%
Albany NY IDA (St Peters Hospital) Series A 5.75%, 11/15/22	$795	$731,790
Cattaraugus Cnty NY IDA Series 00A 6.50%, 7/01/30 (Prerefunded)	1,000	1,089,170
Cortland Cnty NY IDA (Cortland Memorial Hospital) RADIAN Series 02 5.25%, 7/01/32	2,700	2,105,595
Dutchess Cnty NY IDA (Bard College) 5.00%, 8/01/19-8/01/21	1,450	1,301,206
Erie Cnty NY GO MBIA Series 05A 5.00%, 12/01/20	5,990	5,922,433
Erie Cnty NY IDA (Buffalo NY SD GO) FSA Series 04 5.75%, 5/01/25	1,400	1,474,858
Glen Cove NY IDA Series 92B Zero Coupon, 10/15/19	11,745	8,233,597
Hempstead NY IDA (Adelphi Univ) Series 02 5.50%, 6/01/32	1,000	1,004,430
Herkimer Cnty NY IDA (Herkimer Cnty NY College Foundation, Inc. Student Housing Project) Series 00 6.50%, 11/01/30	2,000	1,782,280
Long Island Pwr Auth NY FGIC Series 06A 5.00%, 12/01/19-12/01/24	8,300	8,494,311
FSA Series 01A 5.25%, 9/01/28 (Prerefunded)(a)	10,000	10,990,000
Metropolitan Trnsp Auth NY Series 02 5.25%, 11/15/31	5,000	4,941,350
Series 02A 5.125%, 11/15/31	5,500	5,346,000

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) MBIA 5.00%, 11/15/18	$6,890	$7,352,457
Series A 5.25%, 11/15/30	10,000	9,974,300
Metropolitan Trnsp Auth NY (Metropolitan Trnsp Auth NY Svc) MBIA 5.00%, 11/15/21	5,000	5,142,000
Monroe Cnty NY IDA MFHR (Southview Towers Apts) SONYMA Series 00 6.25%, 2/01/31	1,130	1,133,797
Montgomery Cnty NY IDA (New York St Boces Prog) XLCA Series 05A 5.00%, 7/01/24	1,500	1,374,300
Nassau Cnty NY IDA (Amsterdam at Harborside) 6.50%, 1/01/27	1,000	792,620
New York Conv Ctr Dev Corp (New York Hotel Unit Fee) AMBAC Series 05 5.00%, 11/15/30	10,000	9,567,900
New York NY GO 5.00%, 1/01/21	5,000	5,160,100
FSA Series 04E 5.00%, 11/01/21	4,000	4,096,280
Series 01B 5.50%, 12/01/31 (Prerefunded)	11,995	13,368,787
5.50%, 12/01/31	5	5,045
Series 03 5.75%, 3/01/15 (Prerefunded)	2,350	2,722,451
Series 04G 5.00%, 12/01/23	3,225	3,273,407
Series 04I 5.00%, 8/01/21	11,400	11,662,656
Series 05J 5.00%, 3/01/24	5,000	5,055,000
Series 1 5.75%, 3/01/17	420	455,545
XLCA Series 04I 5.00%, 8/01/18	10,000	10,477,500
New York NY HDC MFHR (New York NY HDC) FGIC Series 05P6-A 5.00%, 7/01/19	10,000	10,518,100

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	53

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 01C-2 5.40%, 11/01/33	$3,030	$2,838,746
Series 02A 5.50%, 11/01/34	1,250	1,195,587
New York NY Hlth & Hosp Corp AMBAC Series 03A 5.25%, 2/15/22	5,700	5,804,937
FSA Series 02A 5.125%, 2/15/23	1,500	1,528,035
New York NY IDA (Airis JFK 1 LLC) Series 01A 5.50%, 7/01/28	9,000	5,960,070
New York NY IDA (Brooklyn Navy Yard Cogen) Series 97 5.75%, 10/01/36	3,000	1,886,700
New York NY IDA (Lycee Francais) ACA Series 02C 6.80%, 6/01/28	2,500	2,362,400
New York NY IDA (Magen David Yeshivah) ACA Series 02 5.70%, 6/15/27	1,600	1,234,544
New York NY IDA (Spence School) 5.20%, 7/01/34	3,155	3,186,739
New York NY IDA (Staten Island Univ Hospital) Series 01B 6.375%, 7/01/31	1,925	1,485,176
New York NY IDA (Terminal One Group Assn) Series 05 5.50%, 1/01/24(b)	800	693,048
New York NY Mun Wtr Auth Series 03A 5.00%, 6/15/27	1,000	1,015,900
New York NY TFA Series 02A 5.50%, 11/01/26(b)	5,000	5,293,900
New York NY Trnsl Fin Auth MBIA Series 03D 5.25%, 2/01/18	10,000	10,665,600
Series 00B 6.00%, 11/15/29 (Prerefunded)	6,000	6,402,060

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY Trnsl Fin Auth (New York NY GO) 5.00%, 7/15/21	$7,000	$7,243,460
New York NY Trst for Cult Res (Museum of Modern Art) AMBAC Series 01D 5.125%, 7/01/31	14,000	14,183,960
New York St Dormitory Auth FHA Series 02-34 5.20%, 2/01/32 (Prerefunded)	3,965	4,584,016
Series 02 5.00%, 7/01/32 (Prerefunded)	4,000	4,465,280
Series 04A 5.25%, 7/01/21 (Prerefunded)	575	671,008
New York St Dormitory Auth (Cabrini Westchester) GNMA 5.10%, 2/15/26	1,900	1,915,542
New York St Dormitory Auth (Cornell University) 5.00%, 7/01/25	2,465	2,637,057
New York St Dormitory Auth (Eger Hlth and Rehab Ctr) FHA Series 00 6.10%, 8/01/37	2,925	2,984,056
New York St Dormitory Auth (Leake and Watts Svcs) MBIA Series 04 5.00%, 7/01/22-7/01/23	3,275	3,347,143
New York St Dormitory Auth (Maimonides Med Ctr) MBIA Series 04 5.75%, 8/01/29	3,515	3,582,980
New York St Dormitory Auth (Memorial Sloan-Kettering Ctr) MBIA Series 03A 5.00%, 7/01/22	5,000	5,193,300
New York St Dormitory Auth (Montefiore Medical Center) FGIC FHA Series 04 5.00%, 8/01/23	5,000	5,086,900
New York St Dormitory Auth (Mount Sinai-NYU Health Sys) Series 00 6.50%, 7/01/25	4,000	4,041,880

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	55

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York St BOCES Prog) FSA Series 04 5.00%, 8/15/23	$3,175	$3,236,659
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/27	2,350	2,422,827
Series 07A 5.00%, 7/01/22	1,200	989,400
New York St Dormitory Auth (New York Univ) FGIC Series 04A 5.00%, 7/01/24	2,240	2,322,163
New York St Dormitory Auth (North Shore – LIJ Hospital) 5.00%, 5/01/22	1,405	1,315,235
New York St Dormitory Auth (NYU Hosp Center) Series B 5.25%, 7/01/24	800	656,784
New York St Dormitory Auth (Orange Regl Med Ctr) Series 2008 6.50%, 12/01/21	1,240	1,087,889
New York St Dormitory Auth (Ozanam Hall Queens Nursing) 5.00%, 11/01/21	1,000	994,490
New York St Dormitory Auth (Rochester Inst of Technology) 5.75%, 7/01/24	5,165	5,560,432
New York St Dormitory Auth (SS Joachim & Anne Residence) Series 02 5.25%, 7/01/27	1,000	948,350
New York St Dormitory Auth (Univ of Rochester) Series 04A 5.25%, 7/01/23-7/01/24	1,250	1,289,619
New York St Dormitory Auth (Westchester Cnty NY Lease Court) Series 06A 5.00%, 8/01/17	9,510	10,725,758
New York St Energy Res & Dev (Long Island Lighting Company) Series 95A 5.30%, 8/01/25	7,500	6,222,750

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Liberty Corp (National Sports Museum Proj) 6.125%, 2/15/19(c)(d)	$792	$3,168
New York St Mortgage Agy Sfhr (New York St Mortgage Agy) Series 01-31A 5.30%, 10/01/31	8,500	7,938,660
Series 82 5.65%, 4/01/30	2,810	2,676,328
New York St Mortgage Agy SFMR (New York St Mortgage Agy) Series 01-29 5.45%, 4/01/31	9,000	8,633,070
New York St Pwr Auth MBIA 5.00%, 11/15/21	3,000	3,276,090
MBIA Series C 5.00%, 11/15/19	680	756,758
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/26-3/15/27	11,000	11,395,050
AMBAC Series 04A 5.00%, 3/15/24	5,000	5,180,250
New York St Thruway Auth (New York St Thruway Auth Ded Tax) AMBAC Series 05B 5.00%, 4/01/21	7,500	7,872,300
FGIC Series 05B 5.00%, 4/01/17	12,750	13,899,668
New York St UDC Series 02A 5.25%, 3/15/32 (Prerefunded)	3,945	4,389,444
Niagara Frontier Trnsp Auth NY (Buffalo Niagara Intl Airport) MBIA 5.625%, 4/01/29	2,500	2,224,525
Onondaga Cnty NY IDA (Anheuser-Busch Companies Inc) Series 99 6.25%, 12/01/34	2,000	1,697,340
Onondaga Cnty NY IDA (Bristol-Myers Squibb) 5.75%, 3/01/24	4,000	3,860,520
Onondaga Cnty NY IDA (Cargo Acquisition Group) Series 02 6.125%, 1/01/32	1,000	707,000
Sachem NY CSD GO 5.00%, 10/15/21-10/15/22	5,415	5,745,854

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	57

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Seneca Cnty NY IDA (New York Chiropractic College) 5.00%, 10/01/27	$925	$715,265
Spencerport NY USD GO MBIA Series 02 5.00%, 6/15/21 (Prerefunded)	2,500	2,712,200
Tobacco Settlement Fin Corp NY (New York St Tobacco Asset Sec) Series 03A-1 5.50%, 6/01/14	5,000	5,007,850
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/24-11/15/26	16,715	17,383,107
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp) 6.00%, 9/15/27	1,175	842,898
Yonkers NY IDA (Malotz Skilled Nursing Fac) MBIA Series 99 5.65%, 2/01/39	700	681,268

		412,410,258

Arizona – 0.3%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	935	640,064
Goodyear AZ IDA (Litchfield Park Svc Company) Series 01 6.75%, 10/01/31	1,000	860,450

		1,500,514

Florida – 1.8%
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	5,500	4,425,960
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33	1,075	749,641
Series 02B 6.625%, 5/01/33	460	310,615
Series 99B 5.80%, 5/01/21	660	465,227
Hammock Bay CDD FL Series 04A 6.15%, 5/01/24	800	637,160
Marshall Creek CDD FL Series 02A 6.625%, 5/01/32	935	673,490

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	$2,380	$1,656,980

		8,919,073

Georgia – 0.1%
Atlanta GA Tax Allocation (Eastside Proj) Series 05B 5.60%, 1/01/30	500	363,730

Guam – 0.1%
Guam Wtrworks Auth COP Series 05 6.00%, 7/01/25	500	441,015

Illinois – 0.6%
Antioch Vilage IL SSA #2 (Antioch IL SSA #2 – Clublands) Series 03 6.625%, 3/01/33	993	647,396
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	1,335	901,192
Yorkville IL Raintree Vlg SSA Series 03 6.875%, 3/01/33	1,878	1,374,508

		2,923,096

Nevada – 0.2%
Clark Cnty NV SID No.142 (Clark Cnty NV SID No.142 Mtns Edg) Series 03 6.10%, 8/01/18	1,455	1,165,106

New Jersey – 1.2%
Port Authority of NY & NJ (JFK Airport Intl Arrival Term) MBIA Series 97-6 5.75%, 12/01/22	6,820	5,920,169

Ohio – 0.2%
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 04A 7.125%, 8/01/25	1,200	967,896

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	59

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 7.0%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/22	$2,085	$1,964,008
5.375%, 7/01/24	5,225	5,089,934
Series 08WW 5.375%, 7/01/23	405	397,694
XLCA Series 02-1 5.25%, 7/01/22 (Prerefunded)	10,000	11,319,800
Puerto Rico GO 5.25%, 7/01/23	1,600	1,448,288
Series 01A 5.50%, 7/01/19	915	897,514
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	484,475
Puerto Rico HFA 5.00%, 12/01/20 (Prerefunded)	3,420	3,870,927
Puerto Rico HFA MFHR 5.00%, 12/01/20	1,795	1,830,918
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	1,495	1,528,428
Puerto Rico HFC SFMR (Puerto Rico HFC) GNMA/FNMA/FHLMC Series 01A 5.20%, 12/01/33	1,690	1,660,019
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series 05A 5.25%, 8/01/23	935	840,350
Univ of Puerto Rico 5.00%, 6/01/22	255	217,571
Series 06Q 5.00%, 6/01/20	4,225	3,751,504

		35,301,430

Virginia – 0.4%
Bell Creek CDA VA Series 03A 6.75%, 3/01/22	191	188,662
Broad Street CDA VA Series 03 7.50%, 6/01/33	2,680	2,063,869

		2,252,531

Total Long-Term Municipal Bonds (cost $479,690,132)		472,164,818

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 4.2%
New York – 4.0%
Metropolitan Trnsp Auth NY Series G-2 0.20%, 11/01/26(e)	$300	$300,000
New York NY GO 0.40%, 8/01/20(e)	1,100	1,100,000
New York NY TFA 0.23%, 11/01/22(e)	5,200	5,200,000
New York NY Trnsl Fin Auth 0.23%, 5/01/28(e)	200	200,000
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 0.25%, 12/01/35(e)	6,000	6,000,000
0.45%, 12/01/35(e)	3,100	3,100,000
Port Authority of NY & NJ 0.45%, 6/01/20(e)	400	400,000
Syracuse NY IDA (Syracuse University Proj) 0.40%, 7/01/37-12/01/37(e)	3,700	3,700,000

		20,000,000

Florida – 0.0%
Broward Cnty FL Edl Facs Auth (Nova Southeastern Univ) Series 2008A 0.45%, 4/01/38(e)	200	200,000

New Mexico – 0.2%
Hurley NM PCR (Bp Amoco) 0.35%, 12/01/15(e)	800	800,000

Total Short-Term Municipal Notes (cost $21,000,000)		21,000,000

Total Investments – 98.3% (cost $500,690,132)		493,164,818
Other assets less liabilities – 1.7%		8,391,959

Net Assets – 100.0%		$501,556,777

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	61

New York Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$2,200	1/25/26	SIFMA	*	4.108%	$284,873
JP Morgan Chase	4,500	6/15/15	3.777%		SIFMA *	(440,479)
Merrill Lynch	3,100	10/01/16	SIFMA	*	4.147%	361,660

(a)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(b)	Variable rate coupon, rate shown as of April 30, 2009.

(c)	Illiquid security.

(d)	Security is in default and is non-income producing.

(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of April 30, 2009, the Portfolio held 40.0% of net assets in insured bonds (of this amount 5.0% represents the Portfolio’s holding in pre-refunded insured bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

CSD – Central/Community School District

FGIC – Financial Guaranty Insurance Company

FHA – Federal Housing Administration

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

GO – General Obligation

HDC – Housing Development Corporation

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

MBIA – MBIA Insurance Corporation

MFHR – Multi-Family Housing Revenue

PCR – Pollution Control Revenue Bond

RADIAN – Radian Asset Assurance Inc.

SD – School District

SFMR – Single Family Mortgage Revenue

SONYMA – State of New York Mortgage Agency

SSA – Special Services Area

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

62	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

NATIONAL PORTFOLIO II

PORTFOLIO OF INVESTMENTS

April 30, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.2%
Long-Term Municipal Bonds – 99.2%
Alabama – 0.7%
Jefferson Cnty AL Swr FGIC Series 02 5.00%, 2/01/41 (Prerefunded)	$375	$403,616
FGIC Series 02B 5.00%, 2/01/41 (Prerefunded)	625	678,375

		1,081,991

California – 5.7%
California GO 5.125%, 2/01/28 (Prerefunded)	1,500	1,726,275
AMBAC 5.00%, 4/01/27	1,965	1,910,550
FSA Series 03 5.00%, 2/01/29	1,445	1,437,717
Golden St Tobacco Sec CA XLCA Series 03B 5.50%, 6/01/33 (Prerefunded)	2,000	2,252,360
Ontario CA Redev Fin Auth MBIA Series 93 5.80%, 8/01/23 (Prerefunded)	1,000	1,141,360

		8,468,262

Colorado – 6.2%
Northwest Pkwy Pub Hwy Auth CO FSA Series 01C Zero Coupon, 6/15/25 (Prerefunded)(a)	9,000	9,293,490

District Of Columbia – 0.6%
District of Columbia Wtr & Swr ASSURED GTY Series 2008A 5.00%, 10/01/23	905	960,024

Florida – 4.4%
Hollywood FL Cmnty Redev Agy (Beach CRA) XLCA 5.00%, 3/01/24	5,000	4,624,050
Volusia Cnty FL Hlth Fac Auth (John Knox Village of FL) RADIAN Series 96A 6.00%, 6/01/17	1,905	1,904,771

		6,528,821

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	63

National Portfolio II—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 6.5%
Chicago IL O’hare Intl Arpt (O’hare Intl Arpt) XLCA Series 03B-1 5.25%, 1/01/34	$1,700	$1,629,603
Illinois Sports Fac Auth Spl Tax AMBAC Series 01 Zero Coupon, 6/15/30(a)	7,000	6,370,630
Metro Pier & Expo Auth IL Spl Tax MBIA Series 02A 5.25%, 6/15/42	1,750	1,730,925

		9,731,158

Louisiana – 2.2%
Lafayette LA Communications XLCA 5.25%, 11/01/23	1,550	1,573,312
New Orleans LA GO MBIA Series 05 5.00%, 12/01/29	570	516,876
5.25%, 12/01/21	1,135	1,149,415

		3,239,603

Massachusetts – 4.8%
Massachusetts Hlth & Ed Facs Auth (Berkshire Health Sys) RADIAN Series 01E 5.70%, 10/01/25	5,800	4,915,500
Massachusetts Hlth & Ed Facs Auth (Cape Cod Healthcare) RADIAN Series 01C 5.25%, 11/15/31	1,600	1,055,200
Massachusetts Hlth & Ed Facs Auth (Caregroup Inc) MBIA Series 08 5.375%, 2/01/26	1,250	1,138,550

		7,109,250

Michigan – 4.1%
Detroit MI Wtr Supply Sys FGIC Series 01B 5.50%, 7/01/33 (Prerefunded)	1,450	1,595,406
Kalamazoo MI Fin Auth FGIC Series 94A 9.07%, 6/01/11(b)	3,440	3,467,314
Michigan Trunk Line Spl Tax FSA Series 01A 5.25%, 11/01/30 (Prerefunded)	1,000	1,096,940

		6,159,660

64	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio II—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnesota – 4.2%
Waconia MN Hlth Fac RADIAN Series 99A 6.125%, 1/01/29 (Prerefunded)	$6,095	$6,301,377

Missouri – 0.1%
Riverside MO IDA (Riverside Horizons Proj) ACA Series 07A 5.00%, 5/01/27	120	95,585

Nevada – 12.7%
Carson City NV Hosp (Carson Tahoe Hospital) RADIAN Series 03A 5.125%, 9/01/29	2,100	1,475,628
Clark Cnty NV GO AMBAC Series 2006 5.00%, 11/01/23	5,000	4,949,200
Nevada GO Series 2007B 5.00%, 12/01/25	5,800	5,780,396
Nevada Sys Hgr Ed (Univ of Nevada) AMBAC Series 2005B 5.00%, 7/01/26	6,715	6,813,240

		19,018,464

New Hampshire – 1.5%
New Hampshire Hlth & Ed Fac Auth (Dartmouth Hitchcock Oblig Grp) FSA Series 02 5.50%, 8/01/27	2,250	2,262,375

New Jersey – 1.9%
New Jersey Ed Fac Auth AMBAC Series 02A 5.125%, 9/01/22 (Prerefunded)	2,500	2,807,275

New York – 6.8%
Erie Cnty NY IDA (Buffalo NY SD GO) FSA Series 04 5.75%, 5/01/26	1,300	1,361,841
Nassau Cnty NY Hlth Care FSA Series 99 5.75%, 8/01/29 (Prerefunded)(c)	7,600	7,844,036

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	65

National Portfolio II—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY GO Series 2007 5.00%, 1/01/23	$1,000	$1,019,690

		10,225,567

North Carolina – 0.8%
Iredell Cnty NC COP (Iredell Cnty Sch Proj) FSA Series 08 5.25%, 6/01/22	200	221,910
North Carolina Eastern Mun Pwr Agy AMBAC Series 05A 5.25%, 1/01/20	1,000	1,013,940

		1,235,850

Ohio – 9.3%
Cleveland OH Inc Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	5,500	5,878,950
Cleveland OH Pub Pwr Sys FGIC Series 06A 5.00%, 11/15/18	500	526,900
Hamilton Cnty OH Sales Tax AMBAC Series B 5.25%, 12/01/32 (Prerefunded)	5,660	6,036,107
5.25%, 12/01/32	1,440	1,416,989

		13,858,946

Pennsylvania – 8.7%
Allegheny Cnty PA Hgr Ed Auth (Carnegie Mellon University) Series 02 5.50%, 3/01/28	5,665	5,804,132
Pennsylvania Turnpike Comm AMBAC Series 01 5.25%, 7/15/41 (Prerefunded)	6,500	7,164,625

		12,968,757

Puerto Rico – 5.2%
Puerto Rico Elec Pwr Auth XLCA Series 02-1 5.25%, 7/01/22 (Prerefunded)	6,935	7,850,281

Rhode Island – 3.5%
Rhode Island EDC (Providence Place Mall) ASSET GTY Series 00 6.125%, 7/01/20	5,500	5,171,485

66	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio II—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Carolina – 1.9%
Dorchester Cnty SC SD #2 Lease ASSURED GTY 5.00%, 12/01/29	$400	$393,924
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) ASSURED GTY Series 05 5.00%, 12/01/27	2,335	2,358,350
Series 05 5.00%, 12/01/30	115	95,474

		2,847,748

Texas – 5.1%
Guad Blanco River Auth TX MBIA Series 04A 5.00%, 8/15/24	455	462,803
North Texas Hgr Ed Auth FSA Series 07 5.00%, 9/01/24	180	161,102
San Antonio TX Elec & Gas Series 2009A 5.25%, 2/01/24	3,260	3,525,658
San Antonio TX GO Series 02 5.00%, 2/01/23	1,485	1,533,975
Texas Turnpike Auth (Texas Turnpike) AMBAC Series 02A 5.50%, 8/15/39	2,000	1,887,520

		7,571,058

Washington – 0.6%
Tacoma WA Refuse Util XLCA Series 06 5.00%, 12/01/18	865	932,133

West Virginia – 1.7%
Fairmont WV St College FGIC Series 02A 5.375%, 6/01/27	2,500	2,542,575

Total Investments – 99.2% (cost $146,354,286)		148,261,735
Other assets less liabilities – 0.8%		1,173,929

Net Assets – 100.0%		$149,435,664

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	67

National Portfolio II—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$1,000	10/21/16	SIFMA *	4.128%		$113,669
Merrill Lynch	2,500	7/30/26	4.090%	SIFMA	*	(321,447)
Merrill Lynch	2,500	11/15/26	4.377%	SIFMA	*	(436,933)

(a)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(b)	Inverse Floater Security – Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(c)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of April 30, 2009, the Portfolio held 86.1% of net assets in insured bonds (of this amount 38.8% represents the Portfolio’s holding in pre-refunded insured bonds). 27.0% of the Portfolio’s insured bonds were insured by AMBAC.

Glossary:

ACA – ACA Financial Guaranty Corporation

AMBAC – Ambac Assurance Corporation

ASSET GTY – Asset Guaranty Insurance Company

ASSURED GTY – Assured Guaranty Ltd.

COP – Certificate of Participation

EDC – Economic Development Corporation

FGIC – Financial Guaranty Insurance Company

FSA – Financial Security Assurance Inc.

GO – General Obligation

IDA – Industrial Development Authority/Agency

MBIA – MBIA Insurance Corporation

RADIAN – Radian Asset Assurance Inc.

SD – School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

68	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio II—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2009 (unaudited)

	National		National II
Assets
Investments in securities, at value (cost $539,971,681 and $146,354,286, respectively)	$504,803,875		$148,261,735
Cash	22,574		– 0	–
Interest receivable	9,358,939		2,139,145
Receivable for capital stock sold	4,254,071		534,216
Receivable for investment securities sold	250,000		– 0	–
Unrealized appreciation of interest rate swap contracts	209,652		113,669

Total assets	518,899,111		151,048,765

Liabilities
Due to custodian	– 0	–	22,312
Payable for investment securities purchased	4,270,469		– 0	–
Payable for capital stock redeemed	779,680		349,172
Dividends payable	602,661		163,681
Distribution fee payable	170,610		49,881
Advisory fee payable	120,561		52,578
Administrative fee payable	28,909		31,174
Transfer Agent fee payable	10,633		6,285
Unrealized depreciation of interest rate swap contracts	– 0	–	758,380
Merger expense payable	– 0	–	137,000
Accrued expenses	94,412		42,638

Total liabilities	6,077,935		1,613,101

Net Assets	$512,821,176		$149,435,664

Composition of Net Assets
Capital stock, at par	$55,971		$15,395
Additional paid-in capital	571,403,279		148,591,568
Undistributed/(distributions in excess of) net investment income	(262,717)		288,148
Accumulated net realized loss on investment transactions	(23,417,203)		(722,185)
Net unrealized appreciation/(depreciation) on investments	(34,958,154)		1,262,738

	$512,821,176		$149,435,664

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	69

Statement of Assets & Liabilities

	New York		California
Assets
Investments in securities, at value (cost $500,690,132 and $745,201,656, respectively)	$493,164,818		$738,470,524
Cash	24,018		– 0	–
Interest receivable	7,706,315		9,983,992
Receivable for capital stock sold	2,239,652		2,212,864
Unrealized appreciation of interest rate swap contracts	646,533		1,520,706
Receivable for investment securities sold	125,000		60,000

Total assets	503,906,336		752,248,086

Liabilities
Due to custodian	– 0	–	309,083
Payable for capital stock redeemed	950,020		1,116,072
Dividends payable	538,459		884,602
Unrealized depreciation of interest rate swap contracts	440,479		5,835,602
Distribution fee payable	175,068		255,146
Advisory fee payable	128,761		206,198
Administrative fee payable	29,119		24,585
Transfer Agent fee payable	10,531		6,348
Accrued expenses	77,122		150,075

Total liabilities	2,349,559		8,787,711

Net Assets	$501,556,777		$743,460,375

Composition of Net Assets
Capital stock, at par	$53,442		$73,101
Additional paid-in capital	520,090,557		766,339,846
Distributions in excess of net investment income	(399,993)		(258,412)
Accumulated net realized loss on investment transactions	(10,867,969)		(11,648,132)
Net unrealized depreciation on investments	(7,319,260)		(11,046,028)

	$501,556,777		$743,460,375

See notes to financial statements.

70	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—45,350,000,000 shares of capital stock authorized, $.001 par value

	Net Assets	Shares Outstanding	Net Asset Value
National Portfolio

Class A	$409,454,257	44,682,898	$9.16	*

Class B	$13,371,458	1,460,796	$9.15

Class C	$73,572,114	8,035,373	$9.16

Advisor Class	$16,423,347	1,792,237	$9.16

National Portfolio II

Class A	$126,627,690	13,040,874	$9.71	*

Class B	$3,135,576	323,742	$9.69

Class C	$19,672,398	2,030,447	$9.69

New York Portfolio

Class A	$402,291,708	42,857,899	$9.39	*

Class B	$41,284,261	4,403,518	$9.38

Class C	$53,191,331	5,670,626	$9.38

Advisor Class	$4,789,477	510,194	$9.39

California Portfolio

Class A	$610,783,861	60,053,253	$10.17	*

Class B	$12,312,205	1,210,729	$10.17

Class C	$117,280,741	11,534,273	$10.17

Advisor Class	$3,083,568	303,123	$10.17

*	The maximum offering price per share for Class A of National Portfolio, National Portfolio II, New York Portfolio and California Portfolio were $9.57, $10.14, $9.81, $10.62, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	71

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2009 (unaudited)

	National	National II
Investment Income
Interest	$13,068,265	$3,796,245

Expenses
Advisory fee (see Note B)	1,061,612	328,200
Distribution fee—Class A	577,849	188,162
Distribution fee—Class B	69,864	17,829
Distribution fee—Class C	339,586	84,301
Transfer agency—Class A	102,177	36,265
Transfer agency—Class B	4,928	1,390
Transfer agency—Class C	19,743	5,281
Transfer agency—Advisor Class	1,200	– 0	–
Custodian	93,942	63,552
Registration fees	52,182	33,588
Administrative	50,202	52,244
Audit	27,764	5,182
Printing	19,512	11,906
Legal	16,946	15,426
Directors’ fees	5,230	6,905
Merger expense	0	137,000
Miscellaneous	7,264	4,379

Total expenses	2,450,001	991,610
Less: advisory fee waived (see Note B)	(455,117)	(161,612)

Net expenses	1,994,884	829,998

Net investment income	11,073,381	2,966,247

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	379,632	(27,566)
Swap contracts	24,725	(55,095)
Net change in unrealized appreciation/depreciation of:
Investments	13,292,044	3,110,998
Swap contracts	104,077	(384,773)

Net gain on investment transactions	13,800,478	2,643,564

Net Increase in Net Assets from Operations	$24,873,859	$5,609,811

See notes to financial statements.

72	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Operations

	New York	California
Investment Income
Interest	$11,881,078	$18,973,803

Expenses
Advisory fee (see Note B)	1,070,067	1,553,246
Distribution fee—Class A	566,058	851,503
Distribution fee—Class B	216,480	72,398
Distribution fee—Class C	250,901	530,624
Transfer agency—Class A	89,651	106,630
Transfer agency—Class B	13,918	3,891
Transfer agency—Class C	13,026	21,720
Transfer agency—Advisor Class	1,129	384
Custodian	80,998	105,440
Administrative	50,435	46,167
Audit	27,600	27,687
Printing	20,736	25,262
Legal	16,257	19,785
Registration fees	14,292	12,839
Directors’ fees	5,320	5,035
Miscellaneous	4,694	8,917

Total expenses	2,441,562	3,391,528
Less: advisory fee waived (see Note B)	(469,649)	(362,056)

Net expenses	1,971,913	3,029,472

Net investment income	9,909,165	15,944,331

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(1,835)	3,874,466
Swap contracts	47,075	(336,992)
Net change in unrealized appreciation/depreciation of:
Investments	19,532,705	21,282,227
Swap contracts	113,336	(2,598,842)

Net gain on investment transactions	19,691,281	22,220,859

Net Increase in Net Assets from Operations	$29,600,446	$38,165,190

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	73

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	National
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,073,381		$20,876,247
Net realized gain on investment transactions	404,357		422,399
Net change in unrealized appreciation/depreciation of investments	13,396,121		(60,825,717)

Net increase (decrease) in net assets from operations	24,873,859		(39,527,071)
Dividends to Shareholders from
Net investment income
Class A	(9,312,855)		(17,862,958)
Class B	(289,780)		(724,591)
Class C	(1,404,087)		(2,331,399)
Advisor Class	(111,313)		(8,851)
Capital Stock Transactions
Net increase	17,005,514		94,866,571
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	2,177

Total increase	30,761,338		34,413,878
Net Assets
Beginning of period	482,059,838		447,645,960

End of period (including distributions in excess of net investment income of ($262,717) and ($218,063), respectively)	$512,821,176		$482,059,838

See notes to financial statements.

74	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

	National II
	Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,966,247	$5,350,788
Net realized loss on investment transactions	(82,661)	(280,577)
Net change in unrealized appreciation/depreciation of investments	2,726,225	(8,428,425)

Net increase (decrease) in net assets from operations	5,609,811	(3,358,214)
Dividends to Shareholders from
Net investment income
Class A	(2,551,894)	(4,765,462)
Class B	(60,163)	(147,037)
Class C	(284,385)	(379,626)
Capital Stock Transactions
Net increase	4,430,273	16,778,356

Total increase	7,143,642	8,128,017
Net Assets
Beginning of period	142,292,022	134,164,005

End of period (including undistributed net investment income of $288,148 and $218,343, respectively)	$149,435,664	$142,292,022

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	75

Statement of Changes in Net Assets

	New York
	Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,909,165	$19,328,361
Net realized gain on investment transactions	45,240	474,446
Net change in unrealized appreciation/depreciation of investments	19,646,041	(42,265,969)

Net increase (decrease) in net assets from operations	29,600,446	(22,463,162)
Dividends to Shareholders from
Net investment income
Class A	(8,128,703)	(15,447,215)
Class B	(785,342)	(2,156,261)
Class C	(907,147)	(1,748,224)
Advisor Class	(109,575)	(27,897)
Capital Stock Transactions
Net increase	12,674,413	33,419,145

Total increase (decrease)	32,344,092	(8,423,614)
Net Assets
Beginning of period	469,212,685	477,636,299

End of period (including distributions in excess of net investment income of ($399,993) and ($378,391), respectively)	$501,556,777	$469,212,685

See notes to financial statements.

76	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

	California
	Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$15,944,331	$30,597,898
Net realized gain (loss) on investment transactions	3,537,474	(164,851)
Net change in unrealized appreciation/depreciation of investments	18,683,385	(72,249,764)

Net increase (decrease) in net assets from operations	38,165,190	(41,816,717)
Dividends to Shareholders from
Net investment income
Class A	(13,060,975)	(25,140,157)
Class B	(281,318)	(1,098,220)
Class C	(2,068,296)	(3,930,686)
Advisor Class	(50,043)	(9,206)
Capital Stock Transactions
Net increase (decrease)	48,361,707	(4,929,015)

Total increase (decrease)	71,066,265	(76,924,001)
Net Assets
Beginning of period	672,394,110	749,318,111

End of period (including distributions in excess of net investment income of ($258,412) and ($742,111), respectively)	$743,460,375	$672,394,110

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	77

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2009 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified National Portfolio, National Portfolio II (formerly Insured National Portfolio), New York Portfolio and California Portfolio (the “Portfolios”). The California Portfolio II, formerly a series of the Fund, was acquired by the California Portfolio and ceased operations on January 23, 2009. Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers the following classes of shares: Class A, Class B, and Class C. Effective August 6, 2008, National Portfolio, New York Portfolio and California Portfolio also offer Advisor Class Shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

78	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	79

Notes to Financial Statements

2. Fair Value Measurements

The Portfolios adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective November 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of April 30, 2009:

National Portfolio
Level	Investments in Securities			Other Financial Instruments*
Level 1	$	– 0	–	$	– 0	–
Level 2		504,803,875			– 0	–
Level 3		– 0	–		209,652

Total		$504,803,875			$209,652

National Portfolio II
Level	Investments in Securities			Other Financial Instruments*
Level 1	$	– 0	–	$	– 0	–
Level 2		148,261,735			– 0	–
Level 3		– 0	–		(644,711)

Total		$148,261,735			$(644,711)

80	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

New York Portfolio
Level	Investments in Securities			Other Financial Instruments*
Level 1	$	– 0	–	$	– 0	–
Level 2		493,164,818			– 0	–
Level 3		– 0	–		206,054

Total		$493,164,818			$206,054

California Portfolio
Level	Investments in Securities			Other Financial Instruments*
Level 1	$	– 0	–	$	– 0	–
Level 2		738,470,524			– 0	–
Level 3		– 0	–		(4,314,896)

Total		$738,470,524			$(4,314,896)

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Other Financial Instruments
	National Portfolio		National Portfolio II
Balance as of 10/31/08	$105,575		$(259,938)
Accrued discounts/premiums	– 0	–	– 0	–
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	104,077		(384,773)
Net purchases (sales)	– 0	–	– 0	–
Net transfers in and/or out of Level 3	– 0	–	– 0	–

Balance as of 4/30/09	$209,652		$(644,711)

Net change in unrealized appreciation/depreciation from investments held as of 4/30/09	$104,077	*	$(384,773	)*

	Other Financial Instruments
	New York Portfolio		California Portfolio
Balance as of 10/31/08	$92,718		$(1,716,054)
Accrued discounts/premiums	– 0	–	– 0	–
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	113,336		(2,598,842)
Net purchases (sales)	– 0	–	– 0	–
Net transfers in and/or out of Level 3	– 0	–	– 0	–

Balance as of 4/30/09	$206,054		$(4,314,896)

Net change in unrealized appreciation/depreciation from investments held as of 4/30/09	$113,336	*	$(2,598,842	)*

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	81

Notes to Financial Statements

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

The New York and California Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

82	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of each Portfolio’s average daily net assets. Such fee is accrued daily and paid monthly.

Effective June 16, 2004, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses on an annual basis as follows:

	Effective January 1, 2009
Portfolio	Class A	Class B	Class C	Advisor Class(a)
National	.75%	1.45%	1.45%	.45%
National II	1.04%	1.74%	1.74%	N/A
New York	.75%	1.45%	1.45%	.45%
California	.75%	1.45%	1.45%	.45%

This contractual agreement extends through the end of the Portfolios’ fiscal year and may be extended by the Adviser for additional one year terms.

	Prior to January 1, 2009
Portfolio	Class A	Class B	Class C	Advisor Class(a)
National	.68%	1.38%	1.38%	.38%
National II	1.04%	1.74%	1.74%	N/A
New York	.58%	1.28%	1.28%	.28%
California	.77%	1.47%	1.47%	.47%

(a)	Commenced distributions on August 6, 2008.

For the six months ended April 30, 2009, such reimbursement waivers amounted to $455,117, $161,612, $469,649 and $362,056 for National, National II, New York and California Portfolios, respectively.

Pursuant to the investment advisory agreement, the Portfolios paid to the Adviser: National Portfolio, $50,202; National Portfolio II, $52,244; New York Portfolio, $50,435 and California Portfolio, $46,167 representing the cost of certain legal and accounting services provided to each Portfolio by the Adviser for the six months ended April 30, 2009.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: National Portfolio, $83,136; National Portfolio II, $22,038; New York Portfolio, $66,848 and California Portfolio, $68,050 for the six months ended April 30, 2009.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	83

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the six months ended April 30, 2009 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A	Class B	Class C
National	$23,305	$48,626	$15,903	$4,239
National II	7,344	987	1,684	2,582
New York	18,180	28,740	23,921	8,816
California	15,846	34,836	4,326	6,927

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of .30 of 1% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
National	$3,732,583	$5,183,796
National II	3,553,994	2,163,030
New York	6,629,857	3,124,974
California	6,986,999	6,245,265

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

84	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2009, were as follows:

Portfolio	Purchases	Sales
National	$15,727,507	$26,196,624
National II	16,236,708	6,393,334
New York	8,363,962	1,873,823
California	7,585,228	45,067,532

There were no purchases or sales of U.S. government and government agency obligations for the six months ended April 30, 2009.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Portfolio	Appreciation	(Depreciation)
National	$5,446,651	$(40,614,457)	$(35,167,806)
National II	6,055,584	(4,148,135)	1,907,449
New York	13,279,144	(20,804,458)	(7,525,314)
California	32,766,884	(39,498,016)	(6,731,132)

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market, or for investment purposes. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	85

Notes to Financial Statements

2. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to realized gain/(loss) recorded upon termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts.

NOTE E

Capital Stock

The Fund has allocated 9,100,000,000 of authorized shares each to the National Portfolio and National Portfolio II of which 3,000,000,000 is allocated to each of Class A, Class B and Class C shares and 100,000,000 is allocated to Advisor Class shares and 9,050,000,000 each of authorized shares to the New York Portfolio and California Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008

National Portfolio*
Class A
Shares sold	6,234,003	16,205,028	$54,968,674	$158,987,627

Shares issued in reinvestment of dividends	610,048	1,091,999	5,439,914	10,565,102

Shares converted from Class B	202,886	779,312	1,809,901	7,573,059

Shares redeemed	(7,514,807)	(8,998,669)	(65,553,413)	(86,518,392)

Net increase (decrease)	(467,870)	9,077,670	$(3,334,924)	$90,607,396

86	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008

Class B
Shares sold	327,914	393,900	$2,932,364	$3,815,329

Shares issued in reinvestment of dividends	17,863	42,131	159,016	409,237

Shares converted to Class A	(203,113)	(780,177)	(1,809,901)	(7,573,059)

Shares redeemed	(367,649)	(499,333)	(3,253,349)	(4,868,688)

Net decrease	(224,985)	(843,479)	$(1,971,870)	$(8,217,181)

Class C
Shares sold	1,357,141	2,191,949	$11,961,495	$21,271,823

Shares issued in reinvestment of dividends	103,337	153,205	921,293	1,480,232

Shares redeemed	(587,811)	(1,232,242)	(5,196,896)	(11,857,316)

Net increase	872,667	1,112,912	$7,685,892	$10,894,739

		August 6, 2008(a) to, October 31, 2008		August 6, 2008(a) to, October 31, 2008

Advisor Class
Shares sold	1,707,382	188,177	$15,364,150	$1,770,250

Shares issued in reinvestment of dividends	7,335	418	66,539	3,606

Shares redeemed	(89,005)	(22,070)	(804,273)	(192,239)

Net increase	1,625,712	166,525	$14,626,416	$1,581,617

*	For the year ended October 31, 2008, the Portfolio received $2,177 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

(a)	Commencement of distributions.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	87

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008

National Portfolio II
Class A
Shares sold	1,336,755	2,972,228	$12,702,212	$29,588,596

Shares issued in reinvestment of dividends	141,397	257,086	1,356,487	2,554,204

Shares converted from Class B	85,930	261,170	822,034	2,612,521

Shares redeemed	(1,731,634)	(1,833,538)	(16,397,783)	(18,013,006)

Net increase (decrease)	(167,552)	1,656,946	$(1,517,050)	$16,742,315

Class B
Shares sold	83,378	100,754	$793,720	$986,942

Shares issued in reinvestment of dividends	3,810	9,288	36,456	92,412

Shares converted to Class A	(86,151)	(261,803)	(822,034)	(2,612,521)

Shares redeemed	(40,185)	(124,603)	(382,798)	(1,229,254)

Net decrease	(39,148)	(276,364)	$(374,656)	$(2,762,421)

Class C
Shares sold	800,086	504,749	$7,555,153	$4,985,073

Shares issued in reinvestment of dividends	17,909	22,133	171,600	219,361

Shares redeemed	(147,098)	(244,545)	(1,404,774)	(2,405,972)

Net increase	670,897	282,337	$6,321,979	$2,798,462

	Shares		Amount
	Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008

New York Portfolio
Class A
Shares sold	6,533,849	12,260,226	$59,116,378	$117,112,741

Shares issued in reinvestment of dividends	514,678	1,020,541	4,723,355	9,806,687

Shares converted from Class B	402,918	2,018,828	3,702,181	19,419,284

Shares redeemed	(5,473,749)	(10,790,751)	(49,507,645)	(102,506,647)

Net increase	1,977,696	4,508,844	$18,034,269	$43,832,065

88	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008

Class B
Shares sold	133,978	806,336	$1,222,411	$7,793,419

Shares issued in reinvestment of dividends	62,958	163,236	576,624	1,570,916

Shares converted to Class A	(403,357)	(2,021,087)	(3,702,181)	(19,419,284)

Shares redeemed	(498,930)	(1,423,036)	(4,526,630)	(13,556,046)

Net decrease	(705,351)	(2,474,551)	$(6,429,776)	$(23,610,995)

Class C
Shares sold	725,461	1,620,867	$6,612,259	$15,701,073

Shares issued in reinvestment of dividends	66,014	120,006	605,583	1,150,690

Shares redeemed	(651,348)	(931,475)	(5,872,285)	(8,819,449)

Net increase	140,127	809,398	$1,345,557	$8,032,314

		August 6, 2008(a) to, October 31, 2008		August 6, 2008(a) to, October 31, 2008

Advisor Class
Shares sold	54,839	542,369	$503,437	$5,187,845

Shares issued in reinvestment of dividends	7,526	2,395	68,698	20,733

Shares redeemed	(92,098)	(4,837)	(847,772)	(42,816)

Net increase (decrease)	(29,733)	539,927	$(275,637)	$5,165,762

(a)	Commencement of distributions.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	89

Notes to Financial Statements

	Shares			Amount
	Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008		Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008

California Portfolio
Class A
Shares sold	2,453,321	8,482,348		$24,478,487	$90,030,429

Shares issued in reinvestment of dividends	679,180	1,248,043		6,743,476	13,175,678

Shares converted from Class B	630,668	2,000,493		6,250,329	21,094,107

Shares issued in connection with the acquisition of California Portfolio II	6,484,699	– 0	–	64,354,274	– 0	–

Shares redeemed	(6,376,351)	(10,160,080)		(62,824,628)	(106,552,264)

Net increase	3,871,517	1,570,804		$39,001,938	$17,747,950

Class B
Shares sold	78,619	155,794		$778,319	$1,657,194

Shares issued in reinvestment of dividends	18,904	66,847		187,262	709,808

Shares issued in connection with the acquisition of California Portfolio II	188,924	– 0	–	1,874,108	– 0	–

Shares converted to Class A	(630,866)	(2,000,838)		(6,250,329)	(21,094,107)

Shares redeemed	(112,275)	(561,937)		(1,107,019)	(5,967,182)

Net decrease	(456,694)	(2,340,134)		$(4,517,659)	$(24,694,287)

Class C
Shares sold	846,112	1,384,009		$8,433,549	$14,741,457

Shares issued in reinvestment of dividends	115,817	203,328		1,149,648	2,145,714

Shares issued in connection with the acquisition of California Portfolio II	1,297,930	– 0	–	12,872,189	– 0	–

Shares redeemed	(999,400)	(1,584,415)		(9,835,712)	(16,700,404)

Net increase	1,260,459	2,922		$12,619,674	$186,767

90	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2009 (unaudited)	August 6, 2008(a) to, October 31, 2008	Six Months Ended April 30, 2009 (unaudited)	August 6, 2008(a) to, October 31, 2008

Advisor Class
Shares sold	175,651	177,499	$1,743,377	$1,843,959

Shares issued in reinvestment of dividends	2,112	436	20,980	4,155

Shares redeemed	(50,831)	(1,744)	(506,603)	(17,559)

Net increase	126,932	176,191	$1,257,754	$1,830,555

(a)	Commencement of distributions.

NOTE F

Risks Involved in Investing in the Fund

Concentration of Credit Risk—Certain Portfolios of the AllianceBernstein Municipal Income Fund are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions, and the performance of each of these Portfolios may be closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Derivatives Risk—The Portfolios may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	91

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2009.

NOTE H

Acquisition of California Portfolio II by California Portfolio (the “Portfolio”)

On January 23, 2009, the Portfolio acquired all of the net assets of the California Portfolio II (formerly Insured California Portfolio), pursuant to a plan of reorganization approved by the shareholders of California Portfolio II. On January 23, 2009, the acquisition was accomplished by a tax-free exchange of 7,971,553 shares of the Portfolio for 6,408,250 shares of California Portfolio II. The aggregate net assets of the Portfolio and California Portfolio II immediately before the acquisition were $650,712,479 and $79,100,571 (including $3,501,566 of net unrealized depreciation of investments), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $729,813,050.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 were as follows:

National	2008	2007
Distributions paid from:
Ordinary income	$101,705	$65,962
Tax-exempt income	20,826,094	18,687,051

Total distributions paid	$20,927,799	$18,753,013

92	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

As of October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$474,538
Accumulated capital and other losses	(23,459,855	)(a)
Unrealized appreciation/(depreciation)	(48,717,094	)(b)

Total accumulated earnings/(deficit)	$(71,702,411	)(c)

(a)

On October 31, 2008, the Portfolio had a net capital loss carryforward of $23,459,855 of which $12,984,821 expires in the year 2010, and $10,475,034 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2008, the Portfolio utilized capital loss carryforwards of $384,073. The Portfolio had $18,424,664 of capital loss carryforwards expire in the fiscal year.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

National II	2008	2007
Distributions paid from:
Ordinary income	$38,113	$27,021
Tax-exempt income	5,254,012	5,402,387

Total distributions paid	$5,292,125	$5,429,408

As of October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$375,779
Accumulated capital and other losses	(639,523	)(a)
Unrealized appreciation/(depreciation)	(1,458,788	)(b)

Total accumulated earnings/(deficit)	$(1,722,532	)(c)

(a)

On October 31, 2008, the Portfolio had a net capital loss carryforward of $639,523 of which $419,984 expires in the year 2010, and $219,539 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. The Portfolio had $1,312,177 of capital loss carryforwards expire in the fiscal year.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

New York	2008	2007
Distributions paid from:
Ordinary income	$125,341	$61,877
Tax-exempt income	19,254,256	18,471,958

Total distributions paid	$19,379,597	$18,533,835

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	93

Notes to Financial Statements

As of October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$216,232
Accumulated capital and other losses	(10,745,632	)(a)
Unrealized appreciation/(depreciation)	(27,115,260	)(b)

Total accumulated earnings/(deficit)	$(37,644,660	)(c)

(a)

On October 31, 2008, the Portfolio had a net capital loss carryforward of $10,745,632 of which $6,973,404 expires in the year 2009, $3,771,908 expires in the year 2011, and $320 expires in the year 2015. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2008, the Portfolio utilized capital loss carryforwards of $418,739. The Portfolio had $1,104,836 of capital loss carryforwards expire in the fiscal year.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

California	2008	2007
Distributions paid from:
Ordinary income	$259,921	$167,610
Tax-exempt income	29,918,348	30,853,552

Total distributions paid	$30,178,269	$31,021,162

As of October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$135,306
Accumulated capital and other losses	(14,914,027	)(a)
Unrealized appreciation/(depreciation)	(26,456,194	)(b)

Total accumulated earnings/(deficit)	$(41,234,915	)(c)

(a)

On October 31, 2008, the Portfolio had a net capital loss carryforward of $14,914,027, of which $10,406,492 expires in the year 2009, and $4,507,535 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2008 the Portfolio utilized capital loss carryforwards of $256,698. The Portfolio had $3,455,567 of capital loss carryforwards expire in the fiscal year.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P.

94	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

(“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	95

Notes to Financial Statements

NOTE K

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolios’ financial statements.

NOTE L

Subsequent Event

At a Special Meeting of Shareholders held on May 21, 2009, the shareholders of National II Portfolio approved the acquisition of the National II Portfolio by National Portfolio. The acquisition is expected to occur at the end of June 2009.

At a Special Meeting of Shareholders held on June 18, 2009, the shareholders of Florida Portfolio of AllianceBernstein Municipal Income Fund II, Inc. approved the acquisition of the Florida Portfolio by National Portfolio. The acquisition is expected to occur at the end of June 2009.

96	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class A
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,
			2008	2007	2006		2005		2004(a)

Net asset value, beginning of period	$ 8.90		$ 10.03	$ 10.22	$ 10.05		$ 10.13		$ 9.96

Income From Investment Operations
Net investment income(b)(c)	.21		.42	.44	.46		.47		.50
Net realized and unrealized gain (loss) on investment transactions	.26		(1.13)	(.19)	.17		(.07)		.17

Net increase (decrease) in net asset value from operations	.47		(.71)	.25	.63		.40		.67

Less: Dividends
Dividends from net investment income	(.21)		(.42)	(.44)	(.46)		(.48)		(.50)

Net asset value, end of period	$ 9.16		$ 8.90	$ 10.03	$ 10.22		$ 10.05		$ 10.13

Total Return
Total investment return based on net asset value(d)	5.41%		(7.32)%	2.52%	6.43%		3.95%		6.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$409,454		$401,886	$361,701	$349,884		$337,201		$344,557
Ratio to average net assets of:
Expenses, net of fee waivers and interest expense	.73	%(e)	.68%	.68%	.68	%(f)	.68%		.68%
Expenses, before fee waivers	.92	%(e)	.91%	.92%	1.01	%(f)	.93	%(g)	1.08%
Expenses, before waivers, excluding interest expense	.92	%(e)	.91%	.92%	.92%		.93%		1.08%
Net investment income(b)	4.82	%(e)	4.31%	4.38%	4.56	%(f)	4.65%		4.94%
Portfolio turnover rate	3%		24%	15%	22%		25%		47%

See footnote summary on pages 112-113.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	97

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class B
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,
			2008	2007	2006		2005		2004(a)

Net asset value, beginning of period	$ 8.89		$ 10.02	$ 10.21	$ 10.04		$ 10.12		$ 9.95

Income From Investment Operations
Net investment income(b)(c)	.18		.35	.37	.39		.40		.43
Net realized and unrealized gain (loss) on investment transactions	.26		(1.13)	(.19)	.17		(.07)		.17

Net increase (decrease) in net asset value from operations	.44		(.78)	.18	.56		.33		.60

Less: Dividends
Dividends from net investment income	(.18)		(.35)	(.37)	(.39)		(.41)		(.43)

Net asset value, end of period	$ 9.15		$ 8.89	$ 10.02	$ 10.21		$ 10.04		$ 10.12

Total Return
Total investment return based on net asset value(d)	5.05%		(7.97)%	1.81%	5.70%		3.25%		6.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,372		$14,988	$25,332	$37,399		$49,801		$72,264
Ratio to average net assets of:
Expenses, net of fee waivers and interest expense	1.43	%(e)	1.38%	1.38%	1.38	%(f)	1.38%		1.39%
Expenses, before fee waivers	1.64	%(e)	1.63%	1.63%	1.73	%(f)	1.64	%(g)	1.79%
Expenses, before waivers, excluding interest expense	1.64	%(e)	1.63%	1.63%	1.64%		1.64%		1.79%
Net investment income(b)	4.13	%(e)	3.61%	3.69%	3.89	%(f)	3.96%		4.24%
Portfolio turnover rate	3%		24%	15%	22%		25%		47%

See footnote summary on pages 112-113.

98	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class C
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,
			2008	2007	2006		2005		2004(a)

Net asset value, beginning of period	$ 8.89		$ 10.02	$ 10.21	$ 10.05		$ 10.13		$ 9.95

Income From Investment Operations
Net investment income(b)(c)	.18		.35	.37	.39		.40		.43
Net realized and unrealized gain (loss) on investment transactions	.27		(1.13)	(.19)	.16		(.07)		.18

Net increase (decrease) in net asset value from operations	.45		(.78)	.18	.55		.33		.61

Less: Dividends
Dividends from net investment income	(.18)		(.35)	(.37)	(.39)		(.41)		(.43)

Net asset value, end of period	$ 9.16		$ 8.89	$ 10.02	$ 10.21		$ 10.05		$ 10.13

Total Return
Total investment return based on net asset value(d)	5.16%		(7.98)%	1.81%	5.59%		3.24%		6.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,572		$63,704	$60,613	$62,447		$61,622		$68,769
Ratio to average net assets of:
Expenses, net of fee waivers and interest expense	1.43	%(e)	1.38%	1.38%	1.38	%(f)	1.38%		1.38%
Expenses, before fee waivers	1.62	%(e)	1.61%	1.62%	1.72	%(f)	1.64	%(g)	1.78%
Expenses, before waivers, excluding interest expense	1.62	%(e)	1.61%	1.62%	1.63%		1.64%		1.78%
Net investment income(b)	4.12	%(e)	3.61%	3.68%	3.87	%(f)	3.96%		4.24%
Portfolio turnover rate	3%		24%	15%	22%		25%		47%

See footnote summary on pages 112-113.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	99

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Advisor Class
	Six Months Ended April 30, 2009 (unaudited)	August 6, 2008(h) to October 31, 2008

Net asset value, beginning of period	$ 8.90	$ 9.66

Income From Investment Operations
Net investment income(b)(c)	.17	.09
Net realized and unrealized gain (loss) on investment transactions	.32	(.74)

Net increase (decrease) in net asset value from operations	.49	(.65)

Less: Dividends
Dividends from net investment income	(.23)	(.11)

Net asset value, end of period	$ 9.16	$ 8.90

Total Return
Total investment return based on net asset value(d)	5.56%	(6.79)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,423	$1,482
Ratio to average net assets of:
Expenses, net of fee waivers(e)	.44%	.38%
Expenses, before fee waivers(e)	.59%	.69%
Net investment income(b)(e)	4.71%	5.19%
Portfolio turnover rate	3%	24%

See footnote summary on pages 112-113.

100	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio II
	Class A
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.53		$ 10.11	$ 10.27	$ 10.18		$ 10.29	$ 10.11

Income From Investment Operations
Net investment income(b)(c)	.20		.39	.41	.41		.42	.44
Net realized and unrealized gain (loss) on investment transactions	.17		(.59)	(.17)	.09		(.11)	.20

Net increase (decrease) in net asset value from operations	.37		(.20)	.24	.50		.31	.64

Less: Dividends
Dividends from net investment income	(.19)		(.38)	(.40)	(.41)		(.42)	(.46)

Net asset value, end of period	$ 9.71		$ 9.53	$ 10.11	$ 10.27		$ 10.18	$ 10.29

Total Return
Total investment return based on net asset value(d)	3.95%		(2.05)%	2.42%	4.98%		3.05%	6.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$126,628		$125,910	$116,843	$124,967		$124,957	$129,888
Ratio to average net assets of:
Expenses, net of fee waivers	1.04	%(e)	1.04%	1.04%	1.04	%(f)	1.04%	1.03%
Expenses, before fee waivers	1.26	%(e)	1.07%	1.06%	1.04	%(f)	1.04%	1.18%
Net investment income(b)	4.16	%(e)	3.87%	4.00%	4.00	%(f)	4.07%	4.28%
Portfolio turnover rate	5%		29%	12%	10%		17%	12%

See footnote summary on pages 112-113.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	101

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio II
	Class B
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.51		$ 10.09	$ 10.25	$ 10.15		$ 10.26	$ 10.09

Income From Investment Operations
Net investment income(b)(c)	.17		.31	.34	.34		.35	.36
Net realized and unrealized gain (loss) on investment transactions	.17		(.58)	(.17)	.10		(.11)	.19

Net increase (decrease) in net asset value from operations	.34		(.27)	.17	.44		.24	.55

Less: Dividends
Dividends from net investment income	(.16)		(.31)	(.33)	(.34)		(.35)	(.38)

Net asset value, end of period	$ 9.69		$ 9.51	$ 10.09	$ 10.25		$ 10.15	$ 10.26

Total Return
Total investment return based on net asset value(d)	3.61%		(2.72)%	1.72%	4.36%		2.34%	5.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,136		$3,450	$6,449	$11,477		$16,375	$22,968
Ratio to average net assets of:
Expenses, net of fee waivers	1.74	%(e)	1.74%	1.74%	1.74	%(f)	1.74%	1.74%
Expenses, before fee waivers	1.99	%(e)	1.79%	1.77%	1.75	%(f)	1.75%	1.89%
Net investment income(b)	3.47	%(e)	3.17%	3.31%	3.32	%(f)	3.39%	3.58%
Portfolio turnover rate	5%		29%	12%	10%		17%	12%

See footnote summary on pages 112-113.

102	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio II
	Class C
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.51		$ 10.09	$ 10.25	$ 10.16		$ 10.27	$ 10.09

Income From Investment Operations
Net investment income(b)(c)	.16		.32	.34	.34		.35	.37
Net realized and unrealized gain (loss) on investment transactions	.18		(.59)	(.17)	.09		(.11)	.19

Net increase (decrease) in net asset value from operations	.34		(.27)	.17	.43		.24	.56

Less: Dividends
Dividends from net investment income	(.16)		(.31)	(.33)	(.34)		(.35)	(.38)

Net asset value, end of period	$ 9.69		$ 9.51	$ 10.09	$ 10.25		$ 10.16	$ 10.27

Total Return
Total investment return based on net asset value(d)	3.60%		(2.74)%	1.71%	4.26%		2.34%	5.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,672		$12,932	$10,872	$11,277		$11,732	$12,198
Ratio to average net assets of:
Expenses, net of fee waivers	1.74	%(e)	1.74%	1.74%	1.74	%(f)	1.74%	1.73%
Expenses, before fee waivers	1.98	%(e)	1.78%	1.77%	1.74	%(f)	1.75%	1.88%
Net investment income(b)	3.47	%(e)	3.17%	3.31%	3.31	%(f)	3.38%	3.59%
Portfolio turnover rate	5%		29%	12%	10%		17%	12%

See footnote summary on pages 112-113.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	103

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class A
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.01		$ 9.82	$ 9.97	$ 9.81		$ 9.93	$ 9.79

Income From Investment Operations
Net investment income(b)(c)	.19		.40	.41	.42		.46	.48
Net realized and unrealized gain (loss) on investment transactions	.39		(.81)	(.15)	.16		(.12)	.15

Net increase (decrease) in net asset value from operations	.58		(.41)	.26	.58		.34	.63

Less: Dividends
Dividends from net investment income	(.20)		(.40)	(.41)	(.42)		(.46)	(.49)

Net asset value, end of period	$ 9.39		$ 9.01	$ 9.82	$ 9.97		$ 9.81	$ 9.93

Total Return
Total investment return based on net asset value(d)	6.46%		(4.31)%	2.62%	6.06%		3.46%	6.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$402,292		$368,524	$356,989	$320,580		$294,005	$280,213
Ratio to average net assets of:
Expenses, net of fee waivers	.70	%(e)	.58%	.58%	.58	%(f)	.58%	.59%
Expenses, before fee waivers	.89	%(e)	.88%	.90%	.89	%(f)	.91%	1.05%
Net investment income(b)	4.30	%(e)	4.17%	4.12%	4.27	%(f)	4.62%	4.93%
Portfolio turnover rate	0	%(i)	10%	5%	39%		19%	33%

See footnote summary on pages 112-113.

104	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class B
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.00		$ 9.80	$ 9.96	$ 9.80		$ 9.92	$ 9.78

Income From Investment Operations
Net investment income(b)(c)	.16		.33	.34	.35		.39	.41
Net realized and unrealized gain (loss) on investment transactions	.38		(.79)	(.16)	.16		(.12)	.15

Net increase (decrease) in net asset value from operations	.54		(.46)	.18	.51		.27	.56

Less: Dividends
Dividends from net investment income	(.16)		(.34)	(.34)	(.35)		(.39)	(.42)

Net asset value, end of period	$ 9.38		$ 9.00	$ 9.80	$ 9.96		$ 9.80	$ 9.92

Total Return
Total investment return based on net asset value(d)	6.10%		(4.88)%	1.82%	5.33%		2.75%	5.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,284		$46,000	$74,342	$114,128		$133,746	$151,474
Ratio to average net assets of:
Expenses, net of fee waivers	1.39	%(e)	1.28%	1.28%	1.28	%(f)	1.28%	1.30%
Expenses, before fee waivers	1.61	%(e)	1.60%	1.61%	1.60	%(f)	1.62%	1.76%
Net investment income(b)	3.62	%(e)	3.46%	3.42%	3.59	%(f)	3.93%	4.22%
Portfolio turnover rate	0	%(i)	10%	5%	39%		19%	33%

See footnote summary on pages 112-113.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	105

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class C
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.01		$ 9.81	$ 9.96	$ 9.80		$ 9.92	$ 9.78

Income From Investment Operations
Net investment income(b)(c)	.16		.33	.34	.35		.39	.41
Net realized and unrealized gain (loss) on investment transactions	.37		(.79)	(.15)	.16		(.12)	.15

Net increase (decrease) in net asset value from operations	.53		(.46)	.19	.51		.27	.56

Less: Dividends
Dividends from net investment income	(.16)		(.34)	(.34)	(.35)		(.39)	(.42)

Net asset value, end of period	$ 9.38		$ 9.01	$ 9.81	$ 9.96		$ 9.80	$ 9.92

Total Return
Total investment return based on net asset value(d)	5.98%		(4.88)%	1.91%	5.32%		2.74%	5.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$53,191		$49,821	$46,305	$48,022		$45,956	$45,121
Ratio to average net assets of:
Expenses, net of fee waivers	1.39	%(e)	1.28%	1.28%	1.28	%(f)	1.28%	1.29%
Expenses, before fee waivers	1.60	%(e)	1.58%	1.60%	1.60	%(f)	1.61%	1.75%
Net investment income(b)	3.61	%(e)	3.47%	3.43%	3.58	%(f)	3.92%	4.23%
Portfolio turnover rate	0	%(i)	10%	5%	39%		19%	33%

See footnote summary on pages 112-113.

106	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Advisor Class
	Six Months Ended April 30, 2009 (unaudited)		August 6, 2008(h) to October 31, 2008

Net asset value, beginning of period	$ 9.02		$ 9.60

Income From Investment Operations
Net investment income(b)(c)	.21		.08
Net realized and unrealized gain (loss) on investment transactions	.37		(.56)

Net increase (decrease) in net asset value from operations	.58		(.48)

Less: Dividends
Dividends from net investment income	(.21)		(.10)

Net asset value, end of period	$ 9.39		$ 9.02

Total Return
Total investment return based on net asset value(d)	6.50%		(4.98)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,790		$4,868
Ratio to average net assets of:
Expenses, net of fee waivers(e)	.39%		.28%
Expenses, before fee waivers(e)	.59%		.49%
Net investment income(b)(e)	4.62%		4.95%
Portfolio turnover rate	0	%(i)	10%

See footnote summary on pages 112-113.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	107

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Portfolio
	Class A
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.85		$ 10.88	$ 11.07	$ 10.86		$ 10.93	$ 10.63

Income From Investment Operations
Net investment income(b)(c)	.23		.46	.46	.47		.48	.51
Net realized and unrealized gain (loss) on investment transactions	.32		(1.04)	(.20)	.21		(.07)	.30

Net increase (decrease) in net asset value from operations	.55		(.58)	.26	.68		.41	.81

Less: Dividends
Dividends from net investment income	(.23)		(.45)	(.45)	(.47)		(.48)	(.51)

Net asset value, end of period	$ 10.17		$ 9.85	$ 10.88	$ 11.07		$ 10.86	$ 10.93

Total Return
Total investment return based on net asset value(d)	5.62%		(5.52)%	2.45%	6.42%		3.78%	7.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$610,784		$553,120	$594,039	$594,150		$590,042	$587,874
Ratio to average net assets of:
Expenses, net of fee waivers	.76	%(e)	.77%	.77%	.77	%(f)	.77%	.78%
Expenses, before fee waivers	.86	%(e)	.85%	.85%	.85	%(f)	.86%	1.01%
Net investment income(b)	4.74	%(e)	4.30%	4.19%	4.33	%(f)	4.36%	4.75%
Portfolio turnover rate	1%		2%	21%	10%		17%	34%

See footnote summary on pages 112-113.

108	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Portfolio
	Class B
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.84		$ 10.87	$ 11.07	$ 10.86		$ 10.93	$ 10.63

Income From Investment Operations
Net investment income(b)(c)	.20		.38	.38	.40		.40	.44
Net realized and unrealized gain (loss) on investment transactions	.32		(1.03)	(.20)	.21		(.07)	.30

Net increase (decrease) in net asset value from operations	.52		(.65)	.18	.61		.33	.74

Less: Dividends
Dividends from net investment income	(.19)		(.38)	(.38)	(.40)		(.40)	(.44)

Net asset value, end of period	$ 10.17		$ 9.84	$ 10.87	$ 11.07		$ 10.86	$ 10.93

Total Return
Total investment return based on net asset value(d)	5.37%		(6.18)%	1.65%	5.69%		3.06%	7.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,312		$16,413	$43,581	$80,928		$122,128	$175,215
Ratio to average net assets of:
Expenses, net of fee waivers	1.46	%(e)	1.47%	1.47%	1.47	%(f)	1.47%	1.48%
Expenses, before fee waivers	1.57	%(e)	1.56%	1.56%	1.56	%(f)	1.56%	1.71%
Net investment income(b)	4.03	%(e)	3.57%	3.48%	3.64	%(f)	3.66%	4.05%
Portfolio turnover rate	1%		2%	21%	10%		17%	34%

See footnote summary on pages 112-113.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	109

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Portfolio
	Class C
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.84		$ 10.88	$ 11.07	$ 10.86		$ 10.93	$ 10.63

Income From Investment Operations
Net investment income(b)(c)	.20		.38	.38	.40		.40	.44
Net realized and unrealized gain (loss) on investment transactions	.32		(1.04)	(.19)	.21		(.07)	.30

Net increase (decrease) in net asset value from operations	.52		(.66)	.19	.61		.33	.74

Less: Dividends
Dividends from net investment income	(.19)		(.38)	(.38)	(.40)		(.40)	(.44)

Net asset value, end of period	$ 10.17		$ 9.84	$ 10.88	$ 11.07		$ 10.86	$ 10.93

Total Return
Total investment return based on net asset value(d)	5.36%		(6.28)%	1.73%	5.69%		3.06%	7.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$117,281		$101,126	$111,697	$120,731		$125,067	$141,031
Ratio to average net assets of:
Expenses, net of fee waivers	1.46	%(e)	1.47%	1.47%	1.47	%(f)	1.47%	1.48%
Expenses, before fee waivers	1.56	%(e)	1.55%	1.55%	1.56	%(f)	1.56%	1.71%
Net investment income(b)	4.04	%(e)	3.60%	3.49%	3.64	%(f)	3.66%	4.05%
Portfolio turnover rate	1%		2%	21%	10%		17%	34%

See footnote summary on pages 112-113.

110	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Portfolio
	Advisor Class
	Six Months Ended April 30, 2009 (unaudited)	August 6, 2008(h) to October 31, 2008

Net asset value, beginning of period	$ 9.85	$ 10.51

Income From Investment Operations
Net investment income(b)(c)	.24	.08
Net realized and unrealized gain (loss) on investment transactions	.32	(.63)

Net increase (decrease) in net asset value from operations	.56	(.55)

Less: Dividends
Dividends from net investment income	(.24)	(.11)

Net asset value, end of period	$ 10.17	$ 9.85

Total Return
Total investment return based on net asset value(d)	5.78%	(5.20)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,083	$1,735
Ratio to average net assets of:
Expenses, net of fee waivers(e)	.46%	.47%
Expenses, before fee waivers(e)	.56%	.55%
Net investment income(b)(e)	5.00%	4.98%
Portfolio turnover rate	1%	2%

See footnote summary on pages 112-113.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	111

Financial Highlights

(a)	As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effects of these changes for the year ended October 31, 2004 were as follows:

	Investment Income Per Share*	Realized and Unrealized Gain (Loss) on Investment Transactions Per Share*	Ratio of Net Investment Income to Average Net Assets
National Portfolio
Class A	$.00	$.00	.01%
Class B	.00	.00	.01%
Class C	.00	.00	.01%
National Portfolio II
Class A	.00	.00	.01%
Class B	.00	.00	.01%
Class C	.00	.00	.01%
New York Portfolio
Class A	.00	.00	.05%
Class B	.00	.00	.05%
Class C	.00	.00	.05%
California Portfolio
Class A	.00	.00	.00%†
Class B	.00	.00	.00%†
Class C	.00	.00	.00%†

*	Per share amounts less than $0.01

†	Amount is less than .01%

(b)	Net of fees waived by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to cost of proxy solicitation.

(g)	During 2006, the Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, had not been met for certain transfers of municipal bonds and that the transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the National Portfolio has restated the expense ratios (see table next page) for the year ended October 31, 2005 to give effect to recording the transfers of the municipal bonds as secured borrowings. The effects of the restatement have no effect on the previously reported net assets.

112	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

	Class A		Class B		Class C
	Previously Reported	Restated	Previously Reported	Restated	Previously Reported	Restated
Ratio to average net assets of:
Expenses, before fee waivers	.93%	1.14%	1.64%	1.85%	1.64%	1.85%
Expense, before waivers excluding interest expense	N/A	.94%	N/A	1.65%	N/A	1.65%

(h)	Commencement of distributions

(i)	Amount is less than .005.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	113

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Robert B. (Guy) Davidson, III(2), Senior Vice President

Douglas J. Peebles, Senior Vice President

Michael G. Brooks(2), Vice President

Fred S. Cohen(2), Vice President

Terrance T. Hults(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolios’ portfolios are made by the Municipal Bond Investment Team. Messrs. Brooks, Cohen, Davidson and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios.

114	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of each of the California Portfolio, National Portfolio II, National Portfolio and New York Portfolio (each, a “Portfolio,” and collectively, the “Portfolios”) at a meeting held on November 4-6, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement in respect of each Portfolio wherein the Senior Officer concluded that the contractual fee for each Portfolio was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Portfolio and the overall arrangements between each Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	115

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement in respect of each Portfolio provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolios to the Adviser than the fee rate stated in the Portfolios’ Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolios’ other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolios, including those relating to its subsidiaries which provide transfer agency and distribution services to the Portfolios. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Portfolio was not unreasonable. The directors noted that the Adviser’s relationship with the New York Portfolio was not profitable to it in 2007.

116	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolios other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolios’ shares and transfer agency fees paid by the Portfolios to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors noted that since the Portfolios do not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolios. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the trustees receive detailed performance information for each Portfolio at each regular Board meeting during the year. At the November 2008 meeting, the directors reviewed information prepared by Lipper showing the performance for Class A shares of each Portfolio as compared with that of a group of funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares of each Portfolio as compared with the Barclays Capital Municipal Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2008 and (in the case of the Index) the since inception period.

California Portfolio

The directors noted that the Portfolio (December 1986 inception) was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, 1st quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods, 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 10-year period, and that the Portfolio outperformed the Index in the 5-year period and underperformed the Index in all other periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

National Portfolio II

The directors noted that the Portfolio (December 1986 inception) was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 3-year period, 1st quintile of the Performance Group and the Performance Universe for the 5-year period, 3rd quintile of the Performance Group and 2nd quintile of the Performance

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Universe for the 10-year period, and that the Portfolio outperformed the Index in the 5-year period and underperformed the Index in all other periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

National Portfolio

The directors noted that the Portfolio (December 1986 inception) was in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, 2nd quintile of the Performance Group and the Performance Universe for the 3-year period, 1st quintile of the Performance Group and the Performance Universe for the 5-year period, 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 10-year period, and that the Portfolio outperformed the Index in the 5-year period and underperformed the Index in all other periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

New York Portfolio

The directors noted that the Portfolio (December 1986 inception) was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, 1st quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods, 2nd quintile of the Performance Group and the Performance Universe for the 10-year period, and that the Portfolio outperformed the Index in the 5-year period and underperformed the Index in all other periods reviewed. Based on their review, the directors concluded that the Portfolio’s performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Portfolios. The directors reviewed the relevant fee information in the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees than it charged the Portfolios for advising comparably sized institutional accounts using strategies that differ from those of the Portfolios but which involved investments in securities of the same type that the Portfolios invest in (i.e., fixed income municipal securities although such securities are of a shorter duration than the Portfolios invest in).

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolios relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming their shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of each Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others. The expense ratios of the California Portfolio, National Portfolio II, National Portfolio and New York Portfolio reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some funds in each Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

California Portfolio

The information reviewed by the directors showed that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 45 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Portfolio’s total expense ratio, which had a cap by the Adviser, and pro forma total expense ratio, reflecting a lower cap by the Adviser (effective January 1, 2009), were lower than the Expense Group and Expense Universe medians. The directors concluded that the Portfolio’s expense ratio and pro forma expense ratio were satisfactory.

National Portfolio II

The information reviewed by the directors showed that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 45 basis points was lower than the Expense Group median. The directors noted that the administrative expense reimbursement was 7 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors noted that the Portfolio’s total expense ratio, which had been capped by the Adviser, was higher than the Expense

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Group and Expense Universe medians. The directors noted that the Portfolio’s relatively modest size (less than $145 million at September 30, 2008) adversely affected the Portfolio’s expense ratio. For example, it resulted in the administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

National Portfolio

The information reviewed by the directors showed that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 45 basis points, plus the 2 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Portfolio’s total expense ratio, which had a cap by the Adviser, and pro forma expense ratio, reflecting a higher cap by the Adviser (effective January 1, 2009), were lower than the Expense Group and Expense Universe medians. The directors concluded that the Portfolio’s expense ratio and pro forma expense ratio were satisfactory.

New York Portfolio

The information reviewed by the directors showed that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 45 basis points, plus the 2 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Portfolio’s total expense ratio, which had a cap by the Adviser, and pro forma total expense ratio, reflecting a higher cap by the Adviser, were lower than the Expense Group and Expense Universe medians. The directors concluded that the Portfolio’s expense ratio and pro forma expense ratio were satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for each Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolios, there is no uniformity or pattern in the fees and asset levels at

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which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that each Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Municipal Income Fund, Inc. (the “Fund”), in respect of the following Portfolios: 2

California Portfolio

Insured California Portfolio

Insured National Portfolio

National Portfolio

New York Portfolio

The evaluation of the Investment Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the ‘40 Act) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 22, 2008.

2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolios.

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PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS, & RATIOS

The Adviser proposed that the Portfolios pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee	Fund
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Municipal Income Fund, Inc.

The Portfolios’ net assets on September 30, 2008 are set forth below:

Portfolio	Net Assets ($MM)
California Portfolio	$704.2
Insured California Portfolio	$87.8
Insured National Portfolio	$142.8
National Portfolio	$501.4
New York Portfolio	$485.8

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative, and other services provided to the Portfolios. Indicated below are the reimbursement amounts which the Adviser received from the Portfolios during their most recently completed fiscal year:

Portfolio	Amount	As a % of Average Daily Net Assets
California Portfolio	$47,000	0.01%
Insured California Portfolio	$49,000	0.08%
Insured National Portfolio	$47,000	0.07%
National Portfolio	$49,000	0.02%
New York Portfolio	$50,000	0.02%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse certain of the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratios to the amounts set forth below for each Portfolio’s current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Portfolios’ fiscal

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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year upon at least 60 days written notice. In addition, set forth below are the Portfolios’ gross expense ratios, annualized for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
California Portfolio[4]	Advisor Class A Class B Class C	0.47 0.77 1.47 1.47	% % % %	0.51 0.86 1.57 1.56	%[5] % % %	October 31

Insured National Portfolio	Class A Class B Class C	1.04 1.74 1.74	% % %	1.08 1.80 1.79	% % %	October 31

National Portfolio[4]	Advisor Class A Class B Class C	0.38 0.68 1.38 1.38	% % % %	0.56 0.92 1.64 1.63	%[5] % % %	October 31

New York Portfolio[4]	Advisor Class A Class B Class C	0.28 0.58 1.28 1.28	% % % %	0.59 0.90 1.62 1.61	%[5] % % %	October 31

Set forth below are annualized total expense ratios of Insured California Portfolio, which does not have an expense limitation undertaking:

Portfolio	Total Expense Ratios			Fiscal Year End
Insured California Portfolio	Class A Class B Class C	1.08 1.79 1.78	% % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to

4	Effective January 1, 2009, the expense caps for the California Portfolio, National Portfolio and New York Portfolio will be 0.75%, 1.45%, and 1.45% for Classes A, B, and C, respectively.

5	Advisor Class inception date: August 7, 2008. Gross expense ratio based on the period August 7, 2008 through August 31, 2008.

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the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolios to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios. However, with respect to the Portfolios, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as any of the Portfolios. It should be noted that the Adviser has represented that it does manage separately managed accounts that invest principally in municipal securities but those mandates have substantially lower risk profile (credit and interest rate risk) than the Portfolios.

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Several portfolios of SCB Fund have a somewhat similar investment style to certain of the Portfolios and their advisory fee schedules are set forth below. Also presented are what would have been the effective advisory fees of the Portfolios had the SCB Fund fee schedule

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	125

been applicable to those Portfolios versus the Portfolios’ advisory fees based on September 30, 2008 net assets.

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
California Portfolio	Short Duration California Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

California Portfolio	California Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

National Portfolio	Short Duration Diversified Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

National Portfolio	Diversified Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

New York Portfolio	Short Duration New York Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

New York Portfolio	New York Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolios’ rankings with respect to the proposed management fee relative to the median of the Portfolios’ Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.6

6	The contractual management fee is calculated by Lipper using the Portfolios’ contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

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Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.7 An EG will typically consist of seven to twenty funds.

The original EG of Insured California Portfolio had an insufficient number of peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolio’s EG to include peers that had a similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee (%)[8]	Lipper Exp. Group Median (%)	Rank
California Portfolio	0.450	0.497	4/13
Insured California Portfolio	0.450	0.525	1/8
Insured National Portfolio	0.450	0.500	1/7
National Portfolio	0.450	0.545	2/17
New York Portfolio[9]	0.450	0.533	3/11

Because Lipper had expanded Insured California Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification.10 A “normal” EU will include funds that have the same investment objective/classification as the subject fund. 11 Set

7	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee rate for the Portfolio does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any management waivers or expense reimbursements for expense caps that effectively reduce the effective (actual) advisory fee rate.

9	Note that one of the Portfolio’s peers is excluded in the contractual management fee rankings because Lipper is unable to calculate the fund’s contractual management fee due to the fund’s breakpoint gross income component.

10	The expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested only that the EGs be expanded.

11	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	127

forth below is a comparison of the Portfolios’ total expense ratios and the medians of the Portfolios’ EG and EU. The Portfolios’ total expense ratio rankings are also shown:

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
California Portfolio	0.769	0.785	6/13	0.820	10/31
Pro-forma[13]	0.750	0.785	6/13	0.820	10/31

Insured California Portfolio[14]	1.081	0.916	7/8	0.796	43/45

Insured National Portfolio	1.040	0.905	6/7	0.874	11/13

National Portfolio	0.679	0.834	1/17	0.824	7/57
Pro-forma[14]	0.750	0.834	2/17	0.824	13/57

New York Portfolio	0.579	0.755	1/12	0.780	1/26
Pro-forma[14]	0.750	0.755	5/12	0.780	9/26

Based on this analysis, except for National Portfolio, which has equally favorable rankings on a pro-forma basis for total expense ratio, the Portfolios have a more favorable ranking on a management fee basis than they do on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolios prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to all of the Portfolios decreased during calendar year 2007 relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may

12	Most recently completed fiscal year Class A share total expense ratio.

13	Pro-forma shows what the total expense ratio of the Portfolio would have been had changes made to the expense cap been in effect during the Portfolio’s entire fiscal year.

14	The Portfolio’s EU was expanded by Lipper under standard Lipper guidelines.

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earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.15

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
California Portfolio	$40,665
Insured California Portfolio	$2,396
Insured National Portfolio	$5,397
National Portfolio	$27,889
New York Portfolio	$29,443

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
California Portfolio	$3,596,988	$26,308
Insured California Portfolio	$500,559	$26,308
Insured National Portfolio	$562,063	$7,160
National Portfolio	$1,988,826	$34,915
New York Portfolio	$2,450,112	$65,597

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

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charged on a per account basis, based on the level of the service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. Set forth below are the net fees which ABIS retained from the Portfolios during the Portfolios’ most recently completed fiscal year:16

Portfolio	ABIS Fee	Expense Offset
California Portfolio	$151,315	$13,532
Insured California Portfolio	$22,129	$1,964
Insured National Portfolio	$49,443	$5,654
National Portfolio	$175,149	$20,121
New York Portfolio	$149,818	$17,733

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

130	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolios20 relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2008.22

California Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.01	0.52	0.04	4/13	10/34
3 year	2.75	2.29	2.14	2/13	3/32
5 year	4.74	3.84	3.88	1/12	1/31
10 year	4.24	4.20	4.17	5/11	9/26

Insured California Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.15	-0.50	2.65	1/3	29/34
3 year	2.20	1.76	2.65	1/3	29/33
5 year	3.76	3.27	3.60	1/3	11/33
10 year	4.13	3.89	4.28	1/3	22/33

20	The performance returns and rankings are for the Class A shares of the Portfolios. It should be noted that the performance returns of the Portfolios that were shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolios’ performance returns. However, differences in distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolios to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolios, as reported by the Adviser, are provided instead of Lipper.

21	The Portfolios PG/PU may not be necessarily identical to the Portfolios EG/EU as the criteria for including or excluding a fund in/from a PG/PU are somewhat different than that of an EU/EG.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	131

Insured National Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	2.07	2.31	2.02	5/7	6/13
3 year	2.75	2.52	2.35	2/7	2/13
5 year	4.67	3.45	3.44	1/7	1/13
10 year	4.14	4.06	4.03	3/7	4/13

National Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	0.62	0.62	1.00	9/17	38/61
3 year	2.79	2.22	2.32	4/17	14/59
5 year	4.66	3.64	3.64	1/16	2/58
10 year	3.85	3.85	4.04	8/15	33/49

New York Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	2.29	1.79	1.60	5/12	10/29
3 year	3.09	2.54	2.46	2/11	3/27
5 year	4.66	3.85	3.86	1/11	2/27
10 year	4.36	4.29	4.26	4/10	8/23

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)23 versus its benchmarks.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”)

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

24	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2008.

132	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

information is also shown.25 Note that each Portfolio’s benchmark is the Lehman Brothers Municipal Bond Index.

	Periods Ending July 31, 2008 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
California Portfolio	1.01	2.75	4.74	4.24	6.32	4.44	0.16	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	6.44	4.04	0.33	10
Inception Date: December 29, 1986

Insured California Portfolio	1.15	2.20	3.76	4.13	6.21	5.34	0.12	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	6.99	4.04	0.33	10
Inception Date: November 21, 1985

Insured National Portfolio	2.07	2.75	4.67	4.14	6.09	4.45	0.14	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	6.44	4.04	0.33	10
Inception Date: December 29, 1986

National Portfolio	0.62	2.79	4.66	3.85	6.16	3.96	0.08	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	6.44	4.04	0.33	10
Inception Date: December 29, 1986

New York Portfolio	2.29	3.09	4.66	4.36	5.97	3.93	0.20	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	6.44	4.04	0.33	10
Inception Date: December 29, 1986

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	133

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

134	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California Florida Massachusetts Michigan	Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	135

AllianceBernstein Family of Funds

NOTES

136	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105 800.221.5672

MI-0152-0409

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

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ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 29, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 29, 2009

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